As filed with the Securities and Exchange Commission on April 29, 2005
                                                              File No. 333-88877
                                                              File No. 811-09625


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                            Pre-Effective Amendment No.                      [ ]


                           Post-Effective Amendment No. 6                    [X]


                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


                                Amendment No. 7                              [X]


                  THE KELMOORE STRATEGY(R) VARIABLE TRUST
                  ---------------------------------------
           (Exact Name of Registrant as Specified on Charter)

      2471 E. Bayshore Road, Suite 501, Palo Alto, California 94303
      -------------------------------------------------------------
       (Address of Principal Executive Offices including Zip Code)

                               (800) 486-3717
           (Registrant's Telephone Number, including Area Code)

                          Shawn K. Young, President
                  The Kelmoore Strategy(R) Variable Trust
                     2471 E. Bayshore Road, Suite 501
                        Palo Alto, California 94303
                  (Name and Address of Agent for Service)

                                 Copies to:

                             Douglas Dick, Esq.
                                 Dechert LLP
                     4675 MacArthur Court, Suite 1400
                       Newport Beach, CA 92660-8842



 It is proposed that this filing will become effective (check appropriate box).


   [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
   [X] on April 30, 2005 pursuant to paragraph (b) of Rule 485
   [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [ ] on April 30, 2005 pursuant to paragraph (a)(1) of Rule 485
   [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
   [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

                                        THE KELMOORE STRATEGY (R) VARIABLE FUNDS



                                                                      PROSPECTUS



                                              KELMOORE STRATEGY(R) VARIABLE FUND


                                        KELMOORE STRATEGY(R) VARIABLE EAGLE FUND


                                                   -----------------------------



                                                                  APRIL 30, 2005



This prospectus contains important information about the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund, which are available only through the purchase of a variable contract from an insurance company and through qualified retirement plans. This prospectus should be accompanied by the prospectus for such contract or plan documents. These prospectuses and documents contain important information. Please read them before investing and keep them for future reference.


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                 TABLE OF CONTENTS

SUMMARY                                                                                                   4

-------------------------------------------------------------------------------------------------------------------

KELMOORE STRATEGY(R) VARIABLE FUND                                                                        4
-------------------------------------------------------------------------------------------------------------------

                  What is the Kelmoore Strategy(R) Variable Fund's Primary Goal?                          4
                  What is the Kelmoore Strategy(R) Variable Fund's Principal Strategy?                    4
                  What are the Kelmoore Strategy(R) Variable Fund's Principal Risks?                      5
                  Who may want to invest in the Kelmoore Strategy(R) Variable Fund?                       6

KELMOORE STRATEGY(R) VARIABLE EAGLE FUND                                                                  6
-------------------------------------------------------------------------------------------------------------------

                  What is the Kelmoore Strategy(R) Variable Eagle Fund's Primary Goal?                    6
                  What is the Kelmoore Strategy(R) Variable Eagle Fund's Principal Strategy?              7
                  What are the Kelmoore Strategy(R) Variable Eagle Fund's Principal Risks?                7
                  Who may want to invest in the Kelmoore Strategy(R) Variable Eagle Fund?                 9

RISK/RETURN BAR CHARTS AND TABLES                                                                         10
-------------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGY                                                              12
-------------------------------------------------------------------------------------------------------------------

PRINCIPAL RISKS                                                                                           14
-------------------------------------------------------------------------------------------------------------------

SECONDARY STRATEGY                                                                                        15
-------------------------------------------------------------------------------------------------------------------

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS                                                         16
-------------------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE FUNDS                                                                                   16
-------------------------------------------------------------------------------------------------------------------

                  Investment Advisor                                                                      16

                  Portfolio Manager                                                                       16

                  Brokerage Commissions                                                                   17

                  Distribution Plan                                                                       17

PURCHASE AND REDEMPTION OF SHARES                                                                         17
-------------------------------------------------------------------------------------------------------------------

TRANSACTION POLICIES                                                                                      20
-------------------------------------------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES                                                                        20
-------------------------------------------------------------------------------------------------------------------

SPECIAL INFORMATION ABOUT THE FUNDS                                                                       21
-------------------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS                                                                                      22
-------------------------------------------------------------------------------------------------------------------

PRIVACY NOTICE                                                                                            24
-------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION                                                                                    26
-------------------------------------------------------------------------------------------------------------------

                  Shareholder Reports                                                                   BACK COVER
-------------------------------------------------------------------------------------------------------------------

                  Statement of Additional Information                                                   BACK COVER
-------------------------------------------------------------------------------------------------------------------

                                     SUMMARY

WHAT ARE THE FUNDS?

         The Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund (each a "Fund" and collectively, the "Funds") are mutual funds that are available only through the purchase of a variable contract or variable life insurance policy ("Variable Contract") issued by an insurance company and through qualified retirement plans. Before you invest, please read this prospectus along with the prospectus describing the Variable Contract. Keep both prospectuses for future reference.

         Only insurance company separate accounts and qualified retirement plans may purchase shares of the Funds. You may not invest directly in the Funds. You should read the Variable Contract prospectus for information about:

         o    Purchasing the Variable Contract

         o    The terms of the Variable Contract

         o    Expenses related to purchasing the Variable Contract

Your plan documents will inform you of any particular plan requirements and arrangements that govern your investments in the Funds.

KELMOORE STRATEGY(R) VARIABLE FUND

WHAT IS THE KELMOORE STRATEGY(R) VARIABLE FUND'S PRIMARY GOAL?


         The Fund's primary goal is to maximize realized gains from writing covered options on common stocks using an active-management investment approach. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.


WHAT IS THE KELMOORE STRATEGY(R) VARIABLE FUND'S PRINCIPAL STRATEGY?

         The principal strategy of the Kelmoore Strategy(R) Variable Fund is to purchase the common stocks of a limited number of large cap companies with market capitalizations in excess of $10 billion and strong financial fundamentals and to continually sell or "write" related covered call options against substantially all the shares of stock it owns. The Fund consists primarily of large cap leaders in Financial Services, Consumer Goods, Manufacturing, Natural Resources and Technology. In addition, the Fund may from time to time purchase a large cap stock, not in the market sectors noted above if financially attractive options may be sold against the stock.

         When the Fund purchases a stock, it simultaneously writes covered call options on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.


         To maximize options premiums generated, Kelmoore Investment Company, Inc. (the "Advisor"), in its capacity as a broker-dealer, writes as many covered call options as it can on the stocks the Fund owns. The Advisor also directs the writing of options of a duration and exercise price that it believes can provide the Fund with the highest expected return. The amount of covered call options written on the stocks held by the Fund will be determined by the Advisor, in its sole discretion, based on investment opportunities presented by the overall financial position of each common stock within the stock market, potential price fluctuations and any other market factors which may give rise to advantageous conditions for the writing of covered call options.

         The Advisor may, under certain market conditions, seek to protect or "hedge" its portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, the steady cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent returns over a range of equity market environments. The Advisor currently intends to use up to 50% of the premiums generated from covered call option writing to acquire put options but may direct investment in more or less put options in its sole discretion. The Advisor monitors the portfolio daily, and may initiate transactions on a continuous basis, as opposed to a "buy-write" strategy in which stocks are bought and matching call options are sold and then held until the option expires or the stock is called away.


         The Fund typically holds no more than forty common stocks, although this number may fluctuate at the discretion of the Advisor. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $10 billion and tend to have most of the following characteristics:

              o considered to be leading edge companies, which are companies that offer new, innovative, or superior products or services

              o    have strong financial fundamentals

              o    are widely-held and have a high daily trading volume

              o    are multi-national corporations

WHAT ARE THE KELMOORE STRATEGY(R) VARIABLE FUND'S PRINCIPAL RISKS?

         As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. Your account value will show a loss if the account value of your shares declines below the price you paid by more than the distributions reinvested. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:

         RISKS OF INVESTING IN STOCKS:

              o stock market risk, or the risk that the price of the securities owned by the Fund may fall due to changing economic, political or market conditions

              o selection risk, or the risk that the stocks or sectors owned by the Fund will underperform the stock market as a whole or certain sectors of the stock market

              o financial services industry risks, including the risk that government regulation, the cost of capital funds, changes in interest rates and price competition will reduce the value of an issuer's stock

              o consumer goods industry risks, including the risk that the performance of the overall economy, interest rates, competition, consumer confidence and spending and changes in demographics and consumer preferences will reduce the value of an issuer's stock

              o manufacturing industry risks, including the risk that economic cycles, technical obsolescence, labor relations and government regulations will reduce the value of an issuer's stock

              o natural resources industry risks, including the risk that international political and economic developments, energy conservation, the success of exploration projects and tax and other government regulations will reduce the value of an issuer's stock

              o technology industry risks, including the risk that newer products, systems or information will be developed and introduced to the marketplace, thereby substantially reducing the value of an issuer's stock

         RISKS OF WRITING COVERED CALL OPTIONS:

              o    risk of limiting gains on stocks in a rising market

              o    risk of unanticipated exercise of the option


              o    lack of a liquid options market


              o    decreases in option premiums

         OTHER PRINCIPAL RISKS:

              o lack of liquidity in connection with purchases and sales of portfolio securities

              o relatively higher cost of options trades as compared with commissions on stock transactions

              o forced liquidation of securities underlying the options, which causes increased transaction expenses

              o    loss of part or all of your money invested in the Fund

              o loss of premium related to the purchase of a put option if the option expires "out of the money"

WHO MAY WANT TO INVEST IN THE KELMOORE STRATEGY(R) VARIABLE FUND?

         Kelmoore Strategy(R) Variable Fund may be appropriate for you if you:

              o can accept the risks of investing in a portfolio of common stocks and their related options

              o are seeking a disciplined and continual reinvestment of premiums generated from writing options

              o can tolerate performance that can vary substantially from year to year

              o can accept variation in the value of the Fund's shares, which could cause a capital loss upon redemption

              o    have a longer-term investment horizon

         You should NOT invest in the Fund if you are seeking capital appreciation or predictable levels of income or are investing for a short period of time.

KELMOORE STRATEGY(R) VARIABLE EAGLE FUND

WHAT IS THE KELMOORE STRATEGY(R) VARIABLE EAGLE FUND'S PRIMARY GOAL?


         The Fund's primary goal is to maximize realized gains from writing covered options on common stocks using an active-management investment approach. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

WHAT IS THE KELMOORE STRATEGY(R) VARIABLE EAGLE FUND'S PRINCIPAL STRATEGY?

         The principal strategy of the Kelmoore Strategy(R) Variable Eagle Fund is to purchase the common stocks of a limited number of mid- and large cap companies with market capitalizations in excess of $1 billion and strong financial fundamentals and to continually sell or "write" related covered call options against substantially all the shares of stock it owns. The Fund consists primarily of mid- and large cap leaders in Technology, Communications, and Financial Services. In addition, the Fund may from time to time purchase a mid-or large cap stock not in the market sectors noted above if financially attractive options may be sold against the stock.

         When the Fund purchases a stock, it simultaneously writes covered call options on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.


         To maximize option premiums generated, the Advisor, in its capacity as a broker-dealer, writes as many covered call options as it can on the stocks the Fund owns. The Advisor also directs the writing of options of a duration and exercise price that it believes can provide the Fund with the highest expected return. The amount of covered call options written on the stocks held by the Fund will be determined by the Advisor, in its sole discretion, based on investment opportunities presented by the overall financial position of each common stock within the stock market, potential price fluctuations and any other market factors which may give rise to advantageous conditions for the writing of covered call options.

         The Advisor may, under certain market conditions, seek to protect or "hedge" its portfolio against a decline in the value of the stocks the Fund owns by acquiring put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, the steady cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent returns over a range of equity market environments. The Advisor currently intends to use up to 50% of the premiums generated from covered call option writing to acquire put options but may direct investment in more or less put options in its sole discretion. The Advisor monitors the portfolio daily, and may initiate transactions on a continuous basis, as opposed to a "buy-write" strategy in which stocks are bought and matching call options are sold and then held until the option expires or the stock is called away.


         The Fund typically holds between 30 and 50 common stocks, although this number may fluctuate at the discretion of the Advisor. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $1 billion and tend to have most of the following characteristics:

              o considered to be leading edge companies, which are companies that offer new, innovative, or superior products or services

              o    have a commanding or dominant marketing position

              o    are widely-held and have a high daily trading volume

              o    have strong financial fundamentals

              o have a higher volatility than the stocks selected by the Kelmoore Strategy(R) Variable Fund

WHAT ARE THE KELMOORE STRATEGY(R) VARIABLE EAGLE FUND'S PRINCIPAL RISKS?

         As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. Your account will show a loss if the account value of your shares declines below the price you paid by more than the distributions reinvested. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:

         RISKS OF INVESTING IN STOCKS:

              o enhanced stock market risk as compared with the Kelmoore Strategy(R) Variable Fund, which is the risk that the price of the securities owned by the Fund may fall to a greater degree than the less volatile stocks held by the Kelmoore Strategy(R) Variable Fund due to changing economic, political or market conditions

              o enhanced selection risk as compared with the Kelmoore Strategy(R) Variable Fund, which is the risk that the stocks or sectors selected by the Fund will underperform the stock market as a whole, or certain sectors of the stock market, more substantially than will the stocks or sectors selected by the Kelmoore Strategy(R) Variable Fund

              o mid-cap risk, which is the risk that returns from mid-cap stocks selected by the Fund will underperform the stock market as a whole or certain sectors of the stock market, since mid-cap stocks have historically been more volatile in price than large cap stocks

              o financial risk, or the risk that the stock issuer may file bankruptcy proceedings or be acquired on unfavorable terms to the stockholders

              o technology industry risks, including the risk that newer products, systems or information will be developed and introduced to the marketplace, thereby substantially reducing the value of an issuer's stock

              o communications industry risks, including the risk that failure to obtain or delays in obtaining financing, regulatory approvals, intense competition, product compatibility, consumer preferences and rapid obsolescence will reduce the value of an issuer's stock

              o financial services industry risks, including the risk that government regulation, the cost of capital funds, changes in interest rates and price competition will reduce the value of an issuer's stock

         RISKS OF WRITING COVERED CALL OPTIONS:

              o    risk of limiting gains on stocks in a rising market

              o    risk of unanticipated exercise of the option


              o    lack of a liquid options market


              o    decreases in option premiums

         OTHER PRINCIPAL RISKS:

              o lack of liquidity in connection with purchases and sales of portfolio securities

              o relatively higher cost of options trades as compared with commissions on stock transactions

              o forced liquidation of securities underlying the options, which causes increased transaction expenses

              o    loss of part or all of your money invested in the Fund

              o loss of premium related to the purchase of a put option if the option expires "out of the money"

WHO MAY WANT TO INVEST IN THE KELMOORE STRATEGY(R) VARIABLE EAGLE FUND?

         Kelmoore Strategy(R) Variable Eagle Fund may be appropriate for you if you:

              o can accept the risks of investing in a portfolio of common stocks and their related options

              o are seeking a disciplined and continual reinvestment of premiums generated from writing options

              o can tolerate performance that can vary substantially from year to year

              o can accept wide variation in the value of the Fund's shares, which could cause a capital loss upon redemption of shares

              o    have a longer-term investment horizon

         You should NOT invest in the Fund if you are seeking capital appreciation or predictable levels of income or are investing for a short period of time.

                        RISK/RETURN BAR CHARTS AND TABLES


         The bar charts and tables shown below provide an indication of the risks of investing in the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund by showing changes in each Fund's performance from year to year (since each Fund commenced operations), and by showing how each Fund's average annual returns for one-year and for the life of the Fund compare to those of certain broad based benchmarks. Fee waivers and expense reimbursements that were applicable during the indicated periods are reflected in both the bar charts and the tables. Without those fee waivers and expense reimbursements, each Fund's performance would have been lower. How a Fund has performed in the past is not necessarily an indication of how it will perform in the future. The performance and fee information set forth below does not reflect the fees and expenses of the Variable Contracts, which would reduce performance.


KELMOORE STRATEGY(R) VARIABLE FUND

                                   [BAR CHART]

                  -12.56%     -14.73%       19.56%        4.36%
                -------------------------------------------------
                    2001        2002         2003         2004


Since inception (November 27, 2000), the highest calendar quarter total return for the Fund was 10.88% (quarter ended December 31, 2001) and the lowest calendar quarter total return was (14.09)% (quarter ended September 30, 2002).


                                      AVERAGE ANNUAL TOTAL RETURNS


                                                                                             Since November
(FOR THE PERIODS ENDED DECEMBER 31, 2004)                                     ONE YEAR         27, 2000(1)
-----------------------------------------                                     --------         ---------

Kelmoore Strategy(R) Variable Fund                                              4.36%           (1.68)%
Standard & Poors' 100 Index(2)                                                  6.43%           (2.98)%
Chicago Board Options Exchange BuyWrite Monthly Index(3)                        8.30%            2.17%


(1)    COMMENCEMENT OF OPERATIONS.
(2) THE STANDARD & POOR'S 100 INDEX IS AN UNMANAGED INDEX AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.
(3) THE CHICAGO BOARD OPTIONS EXCHANGE BUYWRITE MONTHLY INDEX ("CBOE") IS AN UNMANAGED INDEX AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.

KELMOORE STRATEGY(R) VARIABLE EAGLE FUND

                                    [BAR CHART]

                  -38.97%     -28.38%       33.68%       -4.59%
                -------------------------------------------------
                    2001        2002         2003         2004


Since inception (November 27, 2000), the highest calendar quarter total return for the Fund was 26.47% (quarter ended December 31, 2001) and the lowest calendar quarter total return was (36.29)% (quarter ended March 31, 2001).

                                      AVERAGE ANNUAL TOTAL RETURNS


                                                                                            Since November
(FOR THE PERIODS ENDED DECEMBER 31, 2004)                                    ONE YEAR         27, 2000(1)
-----------------------------------------                                    --------         ---------

Kelmoore Strategy(R) Variable Eagle Fund                                      (4.59)%          (13.24)%
NASDAQ Composite Index(2)                                                      9.15%           (2.63)%
Chicago Board Options Exchange BuyWrite Monthly Index(3)                       8.30%            2.17%


(1)  COMMENCEMENT OF OPERATIONS.
(2) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.
(3) THE CBOE IS AN UNMANAGED INDEX AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.

         The investment objective, policies and management of the Funds are the same as the Kelmoore Strategy(R) Fund and the Kelmoore Strategy(R) Eagle Fund, which are publicly offered "retail" mutual funds. Notwithstanding the general similarities, the retail funds and these Funds are separate mutual funds that have different investment performance, and the Funds make no representation that their performance will be comparable to any other mutual fund.

FEES AND EXPENSES OF THE FUNDS


         The table that follows describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Variable Contract separate account charges are not reflected in the table. Expenses would be higher if charges at the separate account level were reflected.



                                                                    KELMOORE STRATEGY(R)       KELMOORE STRATEGY(R)
                                                                      VARIABLE FUND            VARIABLE EAGLE FUND

SHAREHOLDER FEES (fees paid directly from your investment):
----------------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) imposed on Purchases (as a                  N/A                         N/A
   percentage of offering price)
----------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load) (as a percentage of                N/A                         N/A
   redemption proceeds)


----------------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) imposed on Reinvested                       N/A                         N/A
   Dividends (as a percentage of offering price)
----------------------------------------------------------------------------------------------------------------------
   Redemption Fees (as a percentage of amount redeemed)                    N/A                         N/A

----------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted from Fund assets):
======================================================================================================================
   Management Fees                                                         1.00%                       1.00%
----------------------------------------------------------------------------------------------------------------------
   Distribution and Service (12b-1) Fees                                   0.25%                       0.25%
----------------------------------------------------------------------------------------------------------------------
   Other Expenses(2)                                                       1.00%                       1.00%
----------------------------------------------------------------------------------------------------------------------
   Total Annual Fund Operating Expenses(3)                                 2.25%                       2.25%
----------------------------------------------------------------------------------------------------------------------

(1) The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses for the period ending April 30, 2006, so that the Total Annual Fund Operating Expenses for this period will not exceed 2.25% for both Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund.
(2) Gross "Other Expenses" would have been 2.68% and 4.43% for Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, respectively, without the expense reimbursements by the Advisor.
(3) Gross "Total Annual Fund Operating Expenses" would have been 3.93% and 5.68% for Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, respectively, for the fiscal year ended December 31, 2004, if the Advisor had not waived any fees and/or reimbursed expenses.


Example

         This example is designed so that you may compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

         o    You invest $10,000 in the Fund for the time periods indicated;
         o    You redeem all of your shares at the end of each time period;
         o    Your investment has a hypothetical 5% return each year;
         o    All distributions are reinvested; and
         o The Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expenses reimbursed, and the Fund's operating expenses for the three-year, five-year or ten-year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed.


         The example does not reflect Variable Contract separate account charges. Expenses would be higher if charges at the separate account level were reflected. The example is for comparison purposes only. Actual return and expenses will be different and the Funds' performance and expenses may be higher or lower. Based on these assumptions, your costs for the Fund would be:


          KELMOORE STRATEGY(R) VARIABLE FUND                   KELMOORE STRATEGY(R) VARIABLE EAGLE FUND
-----------------------------------------------------------------------------------------------------------
    1 year        3 years      5 years     10 years        1 year        3 years     5 years     10 years
-----------------------------------------------------------------------------------------------------------
     $228         $1,044       $1,878       $4,042          $228         $1,387       $2,531      $5,323

                  INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGY


         Each Fund's investment objective is to maximize realized gains from writing covered options on common stocks using an active-management investment approach. To generate option premiums, each Fund purchases the common stocks of a limited number of companies and simultaneously writes covered call options on these stocks. As the options are exercised or expire and the proceeds or underlying stock become available for reinvestment or cover, the Funds repeat the process.


         The fundamentals of selling covered call options are as follows:

         THE FUND SELLS THE OPTION

         Selling a call option is selling to an option buyer the right to purchase a specified number of shares of stock (100 shares equals one option contract) from the Fund, at a specified price (the "exercise price") on or before a specified date (the "expiration date"). The call option is covered because the Fund owns, and has segregated, the shares of stock on which the option is based. This eliminates certain risks associated with selling uncovered, or "naked" options.

         FLEX OPTIONS

         A Fund may sell covered FLexible EXchange(R) Options (FLEX Options), which are issued and guaranteed by the Options Clearing Corporation ("OCC"). FLEX Options are equity options with customized key contractual terms, such as exercise prices, exercise styles, and expiration dates. FLEX Options are designed to enhance a Fund's investment strategies and goals, providing the Advisor with enhanced operational efficiency to offset or alter positions before expiration of the option.

         THE FUND COLLECTS A PREMIUM

         For the right to purchase the underlying stock, the buyer of a call option pays a fee or "premium" to the Fund. The premium is paid at the time the option is purchased and is not refundable to the buyer, regardless of what happens to the stock price.

         IF THE OPTION IS EXERCISED

         The buyer of the option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to deliver the shares at the exercise price. Options are normally exercised on or before the expiration date if the market price of the stock exceeds the exercise price of the option. Generally, if the exercise price plus the option premium are higher than the price the Fund originally paid to purchase the stock, the Fund realizes a gain on the sale of the stock; if the exercise price and premium are lower, the Fund realizes a loss. By selling a covered call option, the Fund foregoes the opportunity to benefit from an increase in price of the underlying stock above the exercise price.

         IF THE OPTION EXPIRES

         If the market price of the stock does not exceed the exercise price, the call option will likely expire without being exercised. The Fund keeps the premium and the stock. The Fund then expects to sell new call options against those same shares of stock. This process is repeated until: a) an option is exercised, or b) the stock is sold because it no longer meets the Advisor's investment criteria, a corporate event such as a merger or reorganization has occurred, or proceeds from the sale are used to fund redemptions.

         PURCHASING PUT OPTIONS

         The Funds acquire put options in an effort to protect the Funds from a significant market decline in a short period of time. A put option gives the Funds the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The values of put options generally increase as stock prices decrease.

         OTHER FEATURES

         The call options written by each Fund are listed and traded on one or more domestic securities exchanges and are issued by the OCC. If a dividend is declared on stock underlying a covered call option written by the Fund, the dividend is paid to the Fund and not the owner of the call option.


         To reduce transaction costs and to avoid realizing capital gains or losses on portfolio stocks, the Advisor seeks, when practical, to enter into closing purchase transactions before the call options a Fund writes are exercised in order to continue to hold portfolio stocks. The decision to effect these transactions requires daily monitoring of the stock and options markets. However, it may be impractical in certain circumstances to effect such closing purchase transactions in a timely or advantageous manner, for example, if the option is exercised unexpectedly or if the market for the option is illiquid.


         FUTURE DEVELOPMENTS IN OPTIONS

         The Funds may take advantage of opportunities in the area of options that are not currently available but that may be developed to the extent that such opportunities are both consistent with the Funds' investment goal and legally permissible for the Funds.

         ADDITIONAL INFORMATION FOR EACH FUND


         To decrease the risks of volatile or reduced premiums for the Kelmoore Strategy(R) Variable Fund, the Advisor seeks to select underlying common stocks of larger companies that have high trading volumes and less price volatility than the stocks selected by the Kelmoore Strategy(R) Variable Eagle Fund. To reduce stock selection risk, the companies the Advisor selects generally are considered to be industry leaders and to have strong financial fundamentals. In addition, to reduce overall market risk, the Advisor normally directs that Fund investments be spread across five industry sectors.


         For the Kelmoore Strategy(R) Variable Eagle Fund, the Advisor seeks to select underlying common stocks of high growth companies that have high trading volumes, increased volatility and a greater price fluctuation than the stocks held by the Kelmoore Strategy(R) Variable Fund. To reduce stock selection risk, the Advisor selects stocks that are generally considered to be industry leaders and have strong financial fundamentals. In addition, to reduce overall market risk, the Advisor normally directs that Fund investments be spread across three industry sectors.

         TEMPORARY DEFENSIVE POSITION

         A Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When a Fund takes a temporary defensive position, it may not achieve its stated investment objective. An example of a defensive investment position would be the purchase of cash equivalents.

                                 PRINCIPAL RISKS

INVESTING IN EQUITY SECURITIES

         Investing in equity securities includes the risks inherent in investing in stocks and the stock market generally. The value of securities in which each Fund invests, and therefore each Fund's net asset value, will fluctuate due to economic, political and market conditions. As with any mutual fund that invests in equity securities, there is also the risk that the securities or sectors selected by a Fund will underperform the stock market, or certain sectors of the market.

WRITING COVERED CALL OPTIONS

         When a Fund writes covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below its prevailing market price. The purchaser of the call option may exercise the call at any time during the option period (the time between when the call is written and when it expires). Alternatively, if the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and the Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it wrote the option.

         There is no assurance that a liquid market will be available at all times for a Fund to write call options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for writing call options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

PURCHASING PUT OPTIONS

         When a Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised. Under certain circumstances, a Fund may not own any put options, resulting in increased risk during a market decline.

LACK OF LIQUIDITY

         A Fund's investment strategy may result in a lack of liquidity in connection with purchases and sales of portfolio securities. Because the Advisor generally seeks to hold the underlying stocks in a Fund's portfolio, the Fund may be less likely to sell the existing stocks in its portfolio to take advantage of new investment opportunities, and the cash available to the Fund to purchase new stocks may consist primarily of proceeds received from the sale of new Fund shares.

PORTFOLIO TURNOVER

         The portfolio turnover of a Fund is the percentage of the Fund's portfolio that was replaced once during a one-year period. High rates of portfolio turnover (100% or more) entail transaction costs that could negatively impact a Fund's performance. For the fiscal year ended December 31, 2004, the portfolio turnover rates for the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund, on an annualized basis, were 163.84% and 146.43%, respectively. In periods of high market volatility, a Fund is more likely to have calls exercised, which can result in a significant increase in a Fund's portfolio turnover.

TAX CONSEQUENCES


         The Funds expect that Fund shares will be held under a Variable Contract or through a qualified retirement plan. Under current tax law, distributions that are left to accumulate in the Variable Contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the contracts. See "Distributions and Taxes" in the Prospectus and Statement of Additional Information for further information on tax consequences.


         Each Fund intends to make distributions of any income and capital gains to qualify each year as a regulated investment company under subchapter M of the Internal Revenue Code. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products. Investors should consult with their tax advisors for specific advice as to their particular tax situation.

                               SECONDARY STRATEGY

         SECURED PUT OPTIONS

         A Fund may also write secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and that the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value. Secured put option writing entails the Fund's sale of a put option to a third party for a premium with the Fund's concurrent deposit of liquid assets (cash, U.S. government securities or other highly liquid assets) into a segregated account equal to the option's exercise price. A put option gives the buyer the right to put (sell) the stock underlying the option to the Fund at the exercise price at any time during a specified time period.

         The Funds only write secured put options in circumstances where the Fund desires to acquire the security underlying the option at the exercise price specified in the option. Put options written by a Fund are listed and traded on one or more domestic securities exchanges and are issued by the OCC. When a Fund writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

                         POLICY REGARDING DISCLOSURE OF
                               PORTFOLIO HOLDINGS

         A description of the Funds' policies regarding disclosure of the Funds' portfolio holdings can be found in the Funds' Statement of Additional Information and on the Funds' website at www.kelmoore.com.

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR


         Kelmoore Investment Company, Inc. serves as the investment advisor to each Fund and is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio and for the management of each Fund's business affairs. A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement between the Advisor and the Funds is currently available in the Statement of Additional Information and will be available in the semi-annual report to shareholders dated June 30, 2005. The Advisor is a registered investment advisor and broker-dealer. Because of the Advisor's special risk management skills and strategy in executing options on each security purchased, the Funds place substantially all transactions in both stock and options with the Advisor in its capacity as a registered broker-dealer. The Advisor was established in 1992 by Ralph M. Kelmon, who is the principal shareholder. The Advisor offers investment advisory and brokerage services to individual clients, trusts, corporations, institutions and private investment funds using the same investment strategy that the Funds employ. In addition to the Advisor's management of the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund, the Advisor also manages the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund, each series of an open-end mutual fund with total assets in excess of $505 million as of April 8, 2005. The Advisor's principal address is 2471 East Bayshore Road, Suite 501, Palo Alto, California 94303.


         Each Fund pays the Advisor a monthly investment advisory fee at the annual rate of 1.00% of its average daily net assets. After fee waivers, the Advisor did not receive any fees payable to it based on average daily net assets for the Funds for the fiscal year ended December 31, 2004.

         The Advisor has contractually agreed to waive advisory fees and reimburse certain expenses of the Funds for the period ending April 30, 2006, so that the total annual fund ordinary operating expenses for this period will not exceed 2.25% for both Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund. Each waiver and reimbursement is subject to recoupment by the Advisor within the following three years after such waiver or reimbursement, to the extent such recoupment by the Advisor would not cause total operating expenses to exceed any current expense limitation. For the fiscal year ended December 31, 2004, the Advisor waived all advisory fees payable from the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund and reimbursed Fund expenses of $48,224 and $72,419, respectively.

PORTFOLIO MANAGER


         Since commencement of operations, Matthew Kelmon is the portfolio manager that is primarily responsible for each Fund. Mr. Kelmon, a Director and Senior Executive Vice President of Portfolio Management and Chief Investment Officer for the Advisor, is the principal portfolio manager for the Funds, manages the day-to-day investment advisory services of the Advisor, and is responsible for designing and implementing an in-house software system for non-fund accounts (OPTRACKER(R)) which assists in determining the net dollars and net percentage return a position may earn if a particular option is either assigned or expires. Mr. Kelmon has been responsible for the day-to-day management and implementation of The Kelmoore Strategy(R) for private accounts and limited partnerships since April of 1994. Prior to his employment at the Advisor, Mr. Kelmon was an account executive at M.L. Stern & Co., Inc., a bond dealer, from June of 1993 to April of 1994. Mr. Kelmon also heads up the Investment Committee of the Advisor. The Statement of Additional Information provides additional information about Mr. Kelmon's compensation, other accounts managed by him and his ownership of securities in each Fund.


BROKERAGE COMMISSIONS

         Each Fund places substantially all of its transactions, both in stocks and options with the Advisor in its capacity as a broker. As the level of option writing increases, the level of commissions paid by each Fund to the broker increases. Because the broker receives compensation based on the amount of transactions completed, there is an incentive on the part of the broker to effect as many transactions as possible. However, unlike most mutual funds that employ a "buy and hold" strategy, it is in the best interest of the Fund to write as many options as possible, thereby maximizing the premiums it receives. In practice, the number of options written at any time is limited to the value of the stocks and other assets in the Fund's portfolio, which are used to cover or secure those options. Options transaction commissions are often greater in relation to options premiums than are brokerage commissions in relation to the price of the underlying stocks. In connection with the execution of options transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the Advisor in its broker-dealer capacity than it might pay to unaffiliated broker-dealers that do not offer the options trading risk management skills of the Advisor. The Trust's management believes that the Advisor's extensive knowledge base and options trading experience as a broker-dealer is essential in seeking to maximize the Fund's income while mitigating risk of losses.

DISTRIBUTION PLAN


         Each Fund has adopted a Distribution (12b-1) Plan that allows the Fund to pay distribution and/or service fees for the sale and distribution of its shares and for services provided to shareholders. Each distribution plan permits the Fund to pay the Advisor, as the Fund's distributor, an annual fee not to exceed 0.25% of the average daily net assets attributable to the Fund. The Advisor may use this fee to compensate sponsoring insurance companies for providing services in connection with Fund shares or to pay for other marketing, advertising and distribution expenses. These services may include the following costs: (a) of printing and mailing prospectuses and reports to prospective variable contract owners and plans; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies and plans; (c) of holding seminars and sales meetings designed to promote sales of Fund shares;
(d) of obtaining information and providing explanations regarding the Funds' investment objectives and policies and other information about the Funds; (e) of training sales personnel regarding the Funds; (f) of compensating sales personnel in connection with the investments in the Funds or allocation of cash values and premiums of the variable contracts; (g) of personal service and/or maintenance of variable contract owner or participant accounts with respect to Fund shares attributable to such accounts; and (h) of financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of the Funds' shares. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                        PURCHASE AND REDEMPTION OF SHARES

         Each Fund continuously offers its shares to insurance companies for the funding of Variable Contracts and retirement plans. Shares are offered at the net asset value ("NAV") per share next determined after the Fund or its designated agent receives and accepts a proper purchase request. Shares of the Funds are not sold directly to the public. The insurance company and/or plan submits purchase and redemption orders to the Funds based on instructions that are furnished to the insurance company by its Variable Contract owners or the plan by its trustee or participants, as the case may be. The insurance companies and plans are designated agents for purposes of receipt of purchase and redemption orders of the Funds. The Funds, the transfer agent and distributor reserve the right to reject any purchase order in whole or in part.

         Each Fund ordinarily makes payment for redeemed shares within seven (7) business days after the Fund or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price is the NAV per share next determined after the Fund or its designated agent receives and accepts the shareholder's request in proper form.

         The Trust may suspend the right of redemption or postpone the date of payment from the Funds during any period when trading on the New York Stock Exchange ("NYSE") is restricted or the NYSE is closed for other than weekends and holidays, when an emergency makes it not reasonably practicable for each Fund to dispose of its assets or calculate its net asset value or as permitted by the Securities and Exchange Commission.

CUSTOMER IDENTIFICATION PROGRAM

         Record owners of The Kelmoore Strategy(R) Variable Trust are the insurance companies that offer the Funds as choices for holders of certain Variable Contracts. The Funds have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions, including the Funds, to obtain, verify, and record information that identifies each person who opens an account. When an insurance company opens an account, the Funds will ask for its name, address, and other information that will allow the Funds to identify the company. This information will be verified to ensure the identity of all persons opening an account.

         For certain insurance companies, the Funds might request additional information (for instance, the Funds would ask for documents such as the insurance company's articles of incorporation) to help verify the insurance company's identity.

         The Funds will not complete the purchase of any Fund shares for an account until all required and requested identification information has been provided and the application has been submitted in proper redemption order. Once the application is determined to be in proper redemption order, Fund purchase(s) will be effected at the NAV per share next calculated.

         The Funds may reject a new account application if the insurance company does not provide any required or requested identifying information, or for other reasons.

         The Funds may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase Fund shares in a shareholder's account); suspend account services; and/or involuntarily redeem the account if the Funds think that the account is being used for fraudulent or illegal purposes by the insurance company or by the Variable Contract owner; one or more of these actions will be taken when, at the sole discretion of the Funds, they are deemed to be in a Fund's best interest or when the Fund is requested or compelled to do so by governmental authority or by applicable law.

         The Funds may close and liquidate an account if they are unable to verify provided information, or for other reasons; if the Funds decide to close the account, the Funds' shares will be redeemed at the NAV per share next calculated after the Funds determine to close the account; the insurance company/you may be subject to gain or loss on the redemption of the fund shares and the insurance company/you may incur tax liability.

MARKET TIMING TRADING POLICY


         The Trust does not accommodate frequent purchases and redemptions of Fund shares, often referred to as "market timing," and asks the insurance companies and qualified plan sponsors ("financial intermediaries") that offer the Funds for cooperation in discouraging such trading activity through their Variable Contracts or plans. As an owner of a Variable Contract or participant in a qualified plan, you are subject to this policy. The Trust intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Advisor such trading may not be in the best interests of a Fund and its shareholders. This market timing trading policy applies whether the transactions relate to an exchange or to a new investment. The Board of Trustees has adopted the following policies and procedures to discourage market timing.

         MONITORING FOR MARKET TIMING ACTIVITY. The Trust currently monitors cash flows and seeks the cooperation of financial intermediaries to assist the Trust in identifying potential market timing activity. Although these methods require judgments that are inherently subjective and involve some selectivity in their application, the Trust seeks to make judgments and applications that are consistent with the best interests of each Fund's shareholders. There is no assurance that the Trust or its agents will gain access to any or all information necessary to detect market timing in the Variable Contracts or plans. The Trust is severely limited in its ability to monitor the trading activity or enforce the Trust's market timing trading policy because each financial intermediary has the relationship with, and is responsible for maintaining the account records of, the individual Variable Contract owners or qualified plan participants. In addition, there may be legal and technical limitations on the ability of a financial intermediary to impose trading restrictions and to apply the Trust's market timing trading policy to their Variable Contract owners or qualified plan participants. As a result, should it occur, the Trust may not be able to detect market timing activity that may be facilitated or tolerated by financial intermediaries, and there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.

         MARKET TIMING CONSEQUENCES. If information regarding trading activity (directly or involving financial intermediaries) in any Fund is brought to the attention of the Advisor AND based on that information and/or other factors, the Advisor or its agents, in their sole discretion, conclude that such trading may be detrimental to the Trust, the Trust may temporarily or permanently bar future purchases into the Fund. Alternatively, the Trust, in coordination with the financial intermediaries, may seek to limit the amount, number or frequency of any future purchases by investors or intermediaries suspected of engaging in market timing activity, and/or may limit the method by which the person or financial intermediary may request future purchases and redemptions (including purchases and/or redemptions by exchange or transfer).


         Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction or administrative costs and taxes and/or adversely impact Fund performance.

         Although the Trust will consistently impose such measures when it determines that trading activity may be detrimental to the Trust, there can be no assurances that market timing activities can be mitigated or eliminated. By their nature, insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. There is therefore no assurance that the Trust will be able to consistently impose these measures on all contract holders in its effort to detect or minimize abusive trading practices.

         The Trust and the Advisor each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Advisor, the transaction may adversely impact the interests of the Trust or its shareholders. Any such restrictions will under normal circumstances be determined within one business day of such transaction being submitted to the Trust.

         While the policies and procedures described above have been adopted to attempt to detect and limit frequent or disruptive trading, there is no assurance that the policies and procedures will be effective in detecting or deterring all such trading activity.


         Please read the accompanying prospectus for the Variable Contract for a complete description of the insurance product, or your plan materials for a description of the plan arrangements, through which the Funds are offered including associated fees and any restrictions on purchases or withdrawals.

                              TRANSACTION POLICIES

HOW IS SHARE PRICE CALCULATED?

         The NAV for each Fund is calculated at the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Each Fund calculates its NAV by adding up the total value of each Fund's investments and other assets, subtracting liabilities, and then dividing that figure by the number of each Fund's outstanding shares. A Fund's investments for which market quotations are readily available are valued based on market value. A Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Trustees if market quotations are unavailable or deemed by the Advisor to be unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value. When fair valuation is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Since the Funds generally purchase highly liquid equity securities trading on major exchanges, it is unlikely that the Funds will be required to use fair valuation procedures.

         If the NYSE closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

         The NYSE is typically closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Distributions by a Fund of any net investment income and any capital gains are credited to the insurance company separate account through which your Variable Contract was issued or to the qualified plans for allocation to participant accounts. Each Fund intends to distribute annually substantially all of its income and capital gains to its shareholders. Net investment income consists of any accrued dividends and interest less accrued expenses on portfolio investments. All distributions from a Fund are automatically reinvested in additional shares of that Fund at net asset value.

         For federal income tax purposes, each Fund is treated as a separate entity. Each Fund has elected and intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund is not subject to federal income taxes to the extent that all of its net investment income and net realized capital gains are distributed to the insurance company separate accounts or to the qualified retirement plans.

         Each Fund intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

         If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

         Since the separate accounts and qualified retirement plans are the only shareholders of the Funds, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax-consequences to the purchases of Variable Contracts or plan participants, see the attached prospectus or other disclosure document for such Contract or plan.

         You should consult with your own tax advisor regarding the tax consequences of your investment in a Variable Contract or a plan, including the application of state and local taxes.

                       SPECIAL INFORMATION ABOUT THE FUNDS

         The Funds may offer shares directly to both variable annuity and variable life insurance separate accounts and to qualified plans. The Trustees do not anticipate that this arrangement will disadvantage any Variable Contract owners or plan participants. The Funds' Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Variable Contract owners and plan participants. If a material irreconcilable conflict arises, one or more separate accounts or plans may withdraw their investment in the Funds. This could possibly force the Fund to sell portfolio securities at unfavorable prices. The insurance companies or plans will bear the expenses of establishing separate portfolios for variable annuity and variable life insurance separate accounts and plans if such action becomes necessary; however, ongoing expenses that are ultimately borne by Variable Contract owners and plan participants would likely increase due to the loss of the economies of scale benefits that can be provided to mutual funds with substantial assets.

                              FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). Variable Contract separate account charges are not reflected in the table. If the fees at the separate account level were reflected, total return would be lower. The information for each of the periods presented has been audited by PricewaterhouseCoopers LLP, whose report is included in the annual report dated December 31, 2004, which is available upon request.


                                                KELMOORE STRATEGY(R) VARIABLE FUND

                                                             For the Years ended December 31,
                                                                                                              For the Period Ended
                                                   2004           2003           2002            2001         December 31, 2000*
                                                ===========    ===========    ===========     ===========     =====================
NET ASSET VALUE, BEGINNING OF PERIOD                 $8.25          $7.20          $8.77         $ 10.03                    $10.00
                                                -----------    -----------    -----------     -----------     ---------------------

Income from investment operations:

     Net investment income/(loss)                    (0.10)         (0.09)         (0.06)         (0.05)#                     0.03#

     Net realized and unrealized gain/(loss)
          on investments                              0.46           1.50         (1.23)          (1.21)                         -
                                                -----------    -----------    -----------     -----------     ---------------------
     Total from investment operations                 0.36           1.41         (1.29)          (1.26)                      0.03
                                                -----------    -----------    -----------     -----------     ---------------------

Less distributions from:

     Net investment income                               -              -              -              -(3)                       -

     Realized capital gain                               -         (0.36)         (0.28)               -                         -
                                                -----------    -----------    -----------     -----------     ---------------------
Net asset value, end of period                       $8.61          $8.25          $7.20          $ 8.77                    $10.03
                                                ===========    ===========    ===========     ===========     =====================
Total return                                         4.36%         19.56%       (14.73)%        (12.56)%                    0.30%(2)

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in 000s)             $6,906         $7,509        $10,016        $ 10,646                      $304
    Ratio of expenses to average net assets:

         Before fee waivers and expense
           reimbursements                            3.93%          3.87%          3.43%           7.91%                 1450.01%(1)
         After fee waivers and expense
           reimbursements                            2.25%          2.25%          2.25%           2.25%                    2.25%(1)
     Ratio of net investment income /(loss)
         to average net assets:
         Before fee waivers and expense
           reimbursements                          (2.77)%        (2.64)%        (2.03)%         (6.28)%               (1445.34)%(1)
         After fee waivers and expense
           reimbursements                          (1.09)%        (1.02)%        (0.85)%         (0.58)%                    2.50%(1)
         Portfolio turnover rate                   163.84%        348.83%        204.13%         224.54%                    0.00%(2)

 * Commenced operations on November 27, 2000.
(1)Annualized.
(2)Not annualized.
(3)Amount represents less than $0.01 per share.
 # Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.


                                                KELMOORE STRATEGY(R) VARIABLE EAGLE FUND

                                                             For the years ended December 31,
                                                                                                            For the Period Ended
                                                 2004            2003           2002           2001          December 31, 2000*
                                              ===========     ===========    ===========    ============    ======================
NET ASSET VALUE, BEGINNING OF PERIOD               $5.66           $4.24         $ 6.12          $10.03                    $10.00
                                              -----------     -----------    -----------    ------------    ----------------------

Income from investment operations:

     Net investment income/(loss)                 (0.08)          (0.07)         (0.06)         (0.11)#                     0.03#

     Net realized and unrealized
       gain/(loss) on investments                 (0.18)            1.50         (1.67)          (3.80)                         -
                                              -----------     -----------    -----------    ------------    ----------------------
     Total from investment operations             (0.26)            1.43         (1.73)          (3.91)                      0.03
                                              -----------     -----------    -----------    ------------    ----------------------

Less distributions from:

     Net investment income                             -               -              -             -(3)                        -

     Realized capital gain                             -          (0.01)         (0.15)               -                         -
                                              -----------     -----------    -----------    ------------    ----------------------
Net asset value, end of period                     $5.40           $5.66          $4.24           $6.12                    $10.03
                                              ===========     ===========    ===========    ============    ======================

Total return                                     (4.59)%          33.68%       (28.38)%        (38.97)%                    0.30%(2)

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in 000s)           $2,989          $3,732         $1,963          $1,075                      $148
    Ratio of expenses to average net assets:

         Before fee waivers and expense
           reimbursements                          5.68%           6.54%          8.76%          25.69%                 1548.43%(1)
         After fee waivers and
           expense reimbursements                  2.25%           2.25%          2.25%           2.25%                    2.25%(1)
     Ratio of net investment income /(loss)
         to average net assets:
         Before fee waivers and expense
           reimbursements                        (4.97)%         (6.00)%        (8.15)%        (25.07)%               (1543.74)%(1)
         After fee waivers and expense
           reimbursements                        (1.54)%         (1.71)%        (1.64)%         (1.63)%                    2.52%(1)
         Portfolio turnover rate                 146.43%          97.22%        131.85%         212.49%                    0.00%(2)

 * Commenced operations on November 27, 2000.
(1)Annualized.
(2)Not annualized.
(3)Amount represents less than $0.01 per share.
 # Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

    The following notice does not constitute part of and is not incorporated into the prospectus for The KelmooreStrategy(R) Variable Trust

                     The Kelmoore Strategy(R) Variable Trust
                        Kelmoore Investment Company, Inc.

                                 PRIVACY NOTICE


                                         -------------------------------------
OUR COMMITMENT TO YOU

We value the trust of our customers                                    PRIVACY
and will continue to recognize the                                      NOTICE
importance of holding your personal
financial information as
confidential.                            -------------------------------------

We will use information responsibly      COMMITTED TO PROTECTING YOUR PRIVACY
in order to protect you from fraud,
offer you improved products and               Kelmoore Investment Company,
services, and comply with legal               Inc. and Kelmoore Strategic
obligations.                                  Trust are proud of the strong
                                              relationships we have built over
We will maintain accurate customer            the years --- relationships
information and respond promptly to           based on common goals and mutual
customer requests to correct                  trust. In serving you, we are
information.                                  committed to providing you with
                                              the investment products and
We will require companies with whom           services you need now and in the
we do business to use our customer            years ahead, and to protecting
information appropriately and to              your personal information along
safeguard the confidentiality of such         the way. This privacy notice
information.                                  contains information about how
                                              we fulfill this commitment to
We appreciate the opportunity to              you.
serve your investment needs. We
pledge to follow the policies,
safeguards and guidelines as                        [Kelmoore logo]
described in this notice, and to
protect the confidentiality of your
information. Your relationship is
very important to us, and we will
take great care to honor these
commitments to you. Thank you for
choosing Kelmoore Investment Company.

This notice applies to individuals
and covers information in connection
with consumer transactions. In
compliance with government
regulations, we provide this notice
annually.

[Kelmoore logo]
KELMOORE INVESTMENT COMPANY, INC.
2471 East Bayshore Road, Suite 501
Palo Alto, CA 94303
(877) 328-9456
www.kelmoore.com
----------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OUR USE OF PERSONAL INFORMATION           parties. This sharing is carefully
                                          limited as described in this
We use and share information solely       section.
to provide quality investment
products and service to our               We may disclose non-public personal
customers. For example, this              information about you to the
information enables us to:                following types of third parties:

o Serve and administer your               o Financial service providers that
  accounts with efficiency and              assist us in servicing your
  accuracy.                                 accounts, such as securities
                                            broker-dealers, the distributor
o Provide you with comprehensive,           of the Kelmoore Strategic Trust
  high-quality service to meet your         and the transfer agent.
  investment needs now and in the
  future.                                 o Non-financial companies, such as
                                            service providers that fulfill
The sections that follow will               product information requests.
describe our information collection
and sharing practices, and the            o Others, such as joint account
safeguards we use to protect your           holders and those with whom you
non-public personal information.            have consented to our sharing
                                            your information.
WE COLLECT INFORMATION THAT MAY INCLUDE:

o Information that we receive             In addition, we may share the
  from you personally on                  information that we collect (as
  applications, forms, or other           described above) with other
  correspondence, such as your            companies with whom we have teamed
  name, address, phone number,            through a joint marketing agreement
  social security number, and             to provide you with a particular
  e-mail address.                         benefit or service. We may also
                                          share this information with other
o Information about your                  companies that perform specific or
  transactions with us, such as your      contracted services on our behalf,
  account holdings and transaction        as permitted by law.
  history.
                                          WE PROTECT NON-PUBLIC PERSONAL
In selected situations, as                INFORMATION ABOUT FORMER
permitted by law, we may disclose         CUSTOMERS
all of the information we collect
as described above.                       If you decide to close your
                                          account(s), we will continue to
WE CAREFULLY LIMIT INFORMATION SHARING    adhere to the privacy policies and
                                          practices provided in this notice.
We do not disclose any non-public
information about our customers or        WE HAVE SAFEGUARDS IN PLACE
former customers, except as
permitted by law. The information         We have safeguards in place to
described above may be shared             protect the confidentiality,
within Kelmoore Investment Company        security and integrity of your
and with selected non-affiliated          non-public personal information.
third                                     We restrict access to non-public
                                          personal information to those who
                                          need that information in order to
                                          service your account(s).


--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

SHAREHOLDER REPORTS:

         Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

         The SAI contains additional information about each of the Funds. It is incorporated by reference into this Prospectus.


         For a free copy of the current annual report, semi-annual report, or SAI, or to request other information about the Funds, please visit WWW.KELMOORE.COM, write to the address below or call our toll-free number:


         KELMOORE INVESTMENT COMPANY, INC.
         2471 E. BAYSHORE ROAD, SUITE 501
         PALO ALTO, CA  94303
         (877) KELMOORE
         (877) 535-6667

         Information about the Funds (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call (202) 942-8090 for information on the operation of the Public Reference Room. You may also request copies by mail by sending your request, after paying a duplicating fee, to the SEC's Public Reference Room, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You may also visit the SEC's Internet site (www.sec.gov) to view reports and other information about the Funds.

THE KELMOORE STRATEGY(R) VARIABLE TRUST
2471 E. Bayshore Road
Suite 501
Palo Alto, CA  94303

INVESTMENT ADVISOR AND DISTRIBUTOR
Kelmoore Investment Company, Inc.
2471 E. Bayshore Road
Suite 501
Palo Alto, CA  94303

ADMINISTRATOR, TRANSFER AGENT AND
FUND ACCOUNTING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, PA  19406
(877) KELMOORE
(877) 535-6667

CUSTODIAN
PFPC Trust Company
The Eastwick Center
8800 Tinicum Boulevard
Philadelphia, PA  19153

COUNSEL
Dechert LLP
4675 MacArthur Court, Suite 1400
Newport Beach, CA 92660-8842

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105






--------------------------------------------------------------------------------
The Trust's SEC file no. is 811-9625.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                     THE KELMOORE STRATEGY(R) VARIABLE TRUST




                       Kelmoore Strategy(R) Variable Fund
                    Kelmoore Strategy(R) Variable Eagle Fund



                                 April 30, 2005

















Shares of the Funds are available only through the purchase of a variable annuity contract or variable life insurance policy issued by an insurance company ("Variable Contract") or through qualified retirement plans. The investment advisor and distributor of the Funds is Kelmoore Investment Company, Inc. (the "Advisor" or the "Distributor", as the context may require).


This Statement of Additional Information is not a Prospectus but should be read in conjunction with the current Prospectus dated April 30, 2005, as amended or supplemented from time to time. The Funds' audited financial statements dated December 31, 2004 included in their annual report to shareholders are incorporated by reference into this Statement of Additional Information. A copy of the Funds' Prospectus, annual report and semi-annual report can be obtained without charge by calling the Funds at (877) KELMOORE or (877) 535-6667, or by downloading a copy from www.kelmoore.com

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

GENERAL INFORMATION AND HISTORY..............................................3

INVESTMENT STRATEGIES AND RELATED RISKS .....................................3

OTHER STRATEGIES.............................................................5

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................6

INVESTMENT RESTRICTIONS .....................................................7


MANAGEMENT OF THE TRUST......................................................8

OTHER SERVICES..............................................................15

PURCHASE, REDEMPTION AND PRICING OF SHARES .................................17

DISTRIBUTIONS AND TAXES.....................................................18

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS ...........................21

SHARES OF BENEFICIAL INTEREST...............................................21

FINANCIAL STATEMENTS .......................................................23


APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES..........................A-1

                         GENERAL INFORMATION AND HISTORY

Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund (each a "Fund" and collectively the "Funds") are diversified series of The Kelmoore Strategy(R) Variable Trust (the "Trust"), a Delaware statutory trust organized on October 4, 1999 as an open-end management investment company. The Trust employs Kelmoore Investment Company, Inc., a registered investment adviser and broker-dealer (the "Advisor" or the "Distributor", as the context requires) to serve as the Funds' investment advisor and distributor. Currently, the Trust has two series authorized, each with shares outstanding. The Trust was established for the purpose of providing a vehicle for the investment of assets of separate accounts of insurance companies for Variable Contracts and through qualified retirement plans. Shares of the Funds are offered solely to these investors.

                     INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus discusses the investment objective of each Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize and certain risks associated with such investments and strategies.

Common Stock. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks.

Options on Securities. The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the ability of the Advisor to predict future price fluctuations.

Each Fund may write (sell) call and put options on any security in which it may invest. These options may be listed on securities exchanges. Exchange-traded standard and FLEX options in the United States are issued and guaranteed by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, removes the counterparty risk to every OCC-issued option transaction.

Each Fund receives a premium for each option it writes. The premium received reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

All call and put options written by each Fund are covered (or secured). A written call option is typically covered by maintaining the securities subject to the option in a segregated account. A written call or put option may also be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the respective Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

To seek to hedge or protect the Funds' portfolios against a decline in the value of the stocks the Funds own, the Funds may acquire put options. A put option gives a Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The value of a put option generally increases as stock prices decrease. A Fund will experience a loss related to the premium paid for a put option if the option expires unexercised.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

There is no assurance a liquid secondary market will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the respective Fund may not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

Reasons for the absence of a liquid secondary market may include the following:
(1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

The writer of an option lacks the ability to control when an option will be exercised. Although the Funds generally only write options whose expiration dates are between one and four months from the date the option is written, it is not possible for the Funds to time the receipt of exercise notices. This prevents the Funds from receiving income on a scheduled basis and may inhibit the Funds from fully utilizing other investment opportunities.

For options except FLEX options, the OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. For FLEX options, the counterparties negotiate the expiration dates and exercise prices. Option periods usually range from 30 days to 120 days but can have longer durations. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. The premium a Fund receives for writing an option reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

Each Fund's overall return, in part, depends on the ability of the Advisor to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Advisor's strategy in terms of stock selection. To assist the Advisor in selecting which options to write, the Advisor utilizes an in-house computer program called "OPTRACKER(R)", which assists in determining the net dollars and net percentage return a position may earn if a particular option is either assigned or expires.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which certain options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Advisor may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

                                OTHER STRATEGIES

Repurchase Agreements. The Funds may enter into repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, the Fund purchases securities with the understanding they will be repurchased by the seller at a set price on a set date. This allows the Fund to keep its assets at work but retain flexibility to pursue longer-term investments upon repurchase.

Repurchase agreements involve risks. For example, if a seller defaults, the Fund suffers a loss if the proceeds from the sale of the collateral are below the repurchase price. If the seller becomes bankrupt, the Fund may be delayed or incur additional costs in selling the collateral. To help minimize risk, collateral must be held with the Fund's custodian in an amount at least equal to the repurchase price, including accrued interest.

Borrowing. Each Fund may borrow money in amounts up to 10% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 10% limit as permitted by the Investment Company Act of 1940, as amended, (the "1940 Act") (not to exceed 30% of the Fund's total assets) in order to meet redemption requests. This borrowing may be unsecured. The Fund will not make any additional purchases of securities at any time its borrowings exceed 10% of its assets. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount it has borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three (3) days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund. Money borrowed is subject to interest costs that may or may not be recovered by an appreciation of the securities purchased. The Fund may also be required to maintain average balances in connection with borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer securities owned by the Fund as collateral.

Investment Company Securities. Each Fund may invest in securities issued by other investment companies but intends to invest only in money market mutual funds as a temporary investment. As a shareholder of another investment company, the Fund, and indirectly its shareholders, bears a pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund's shareholders bear directly. The Fund intends to limit its investments in securities issued by other investment companies so that immediately after a purchase of such securities is made: (1) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (2) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(3) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities generally include securities that cannot readily be sold within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Such securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.

Temporary Investments. To maintain cash for redemptions, distributions and temporary defensive purposes, each Fund may invest in money market mutual funds and in investment-grade short-term fixed income securities, including short-term U.S. government securities, negotiable certificates of deposit, commercial paper and banker's acceptances and repurchase agreements.

Portfolio Turnover. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the long-term portfolio investments owned during the reporting period. The calculation excludes all options written by the Fund that expire in less than one year.

Under certain market conditions, the Funds' portfolio turnover rate is likely to be higher than that of other mutual funds. This would be the case, for example, if the Fund writes a substantial number of call options and the market prices of the underlying securities rise, causing the options to be exercised. The Funds may also engage in short-term trading (purchase and sale of security in a relatively brief period of time) in response to stock market conditions or changes in economic trends and developments. Although the Funds' annual turnover rate cannot be accurately predicted, it is estimated this rate will not exceed approximately 300% for the current fiscal year assuming normal market conditions. In volatile markets, the Funds' portfolio turnover rate could exceed 300%. A 100% annual turnover rate occurs if all of the Fund's securities were replaced one time during a one-year period.


High rates of portfolio turnover (100% or more) entail certain costs. Also, the higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other transaction costs incurred. The Advisor takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return. For the year ending December 31, 2004, the portfolio turnover rates for the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund were 164% and 146%, respectively. For the year ending December 31, 2003, the portfolio turnover for the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund was 349% and 97%, respectively. The change in portfolio turnover rate is directly related to the prices of the stocks at the time the holder of the call option is deciding whether to exercise the call option to get the stock at the exercise price or let the call option expire unexercised because the buyer either does not want the stock or does not want the stock at the exercise price. For the year ending December 31, 2004, the markets were quite volatile with stock prices fluctuating frequently from declining to rising and back again. And, on the periodic exercise date for option contracts, many stocks were selling at market prices in excess of the option price. Accordingly, many more option contracts were exercised in 2004, which caused higher portfolio turnover rates for 2004.


Other Investments. Subject to prior disclosure to shareholders, the Board of Trustees (the "Board") may, in the future, authorize the Funds to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                        DISCLOSURE OF PORTFOLIO HOLDINGS



The Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders ("Portfolio Holdings Policy"). The Funds and each of their service providers must adhere to the Portfolio Holdings Policy. The Portfolio Holdings Policy is designed to address conflicts of interest between the Funds' shareholders and its investment advisor, principal underwriter or any affiliated person of such entities by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders.

Information about securities held in the Funds and information about each Fund's portfolio characteristics may only be disclosed by the Advisor as described in the Portfolio Holdings Policy.

The Funds disclose portfolio holdings on a quarterly basis in the Annual Report to Shareholders, Semi-Annual Report to Shareholders, and first and third quarter N-Q filings, which are available at www.sec.gov and at www.kelmoore.com. In addition, the Funds' equity holdings as of the last day of each month are provided on the Funds' website at www.kelmoore.com no sooner than one day after the end of that month.

The Funds will satisfy any request for holdings reports by providing the requested holdings report as of the most recent quarter-end, but in no case earlier than the holdings report is posted on the www.kelmoore.com website. The posting will coincide with the filing of the holdings reports with the SEC, which usually occurs between 30 and 60 days after quarter-end.

Pursuant to the Portfolio Holdings Policy, the Trust may disclose portfolio holdings information more frequently to service providers to permit those service providers to perform their functions for the Trust. The service providers that receive portfolio holdings information more frequently are: PFPC Trust Company, the Trust's custodian; and PFPC Inc., the Trust's administration and accounting agent and transfer agent. Such recipients are subject to duties of confidentiality imposed by law and/or contract, including a duty not to trade on non-public information or distribute the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund before the portfolio holdings become public information.

Disclosure to outside parties other than the service providers will only include information that is contained on the website, included in reports filed with the SEC, or that is otherwise publicly available.

The Funds' Trustees will review at least annually a list of the service providers and entities that have received portfolio holdings information, the frequency of such disclosures and the business purpose therefor.

Any violation of the policies and procedures must be reported to the Funds' Chief Compliance Officer, who is required to report such violation to the Funds' Board of Trustees if, in the exercise of his or her duties, he or she deems that the violation constitutes a "Material Compliance Matter" within the meaning of Rule 38a-1 under the 1940 Act. The Chief Compliance Officer is the only individual who may authorize disclosure of the Fund's portfolio securities to entities or persons other than those provided for in the policies and procedures.

No compensation is received by the Trust or the Advisor in connection with the disclosure of portfolio holdings information.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. For each Fund, the following investment restrictions are considered fundamental, which means they may be changed only by approval of the holders of a majority of the respective Fund's outstanding shares, defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy, or (2) more than 50% of the Fund's outstanding shares.

1. A Fund may not purchase securities that would cause more than 25% of the value of its total assets at the time of such purchase to be invested in the securities of any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the Fund's total assets may be invested in any one industry.

2. A Fund may not issue senior securities, mortgage or pledge assets, or borrow money, except (1) a Fund may borrow money from banks in amounts up to 30% of its total assets (including the amount borrowed); (2) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (3) a Fund may engage in options transactions as permitted by the 1940 Act and enter into collateral arrangements relating thereto.

3. A Fund may not make loans to other persons, except (1) through the lending of the Fund's portfolio securities provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); or (2) through the use of repurchase agreements or the purchase of short-term obligations.

4. A Fund may not purchase or sell commodities or real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) in the ordinary course of business, (except the Fund may engage in options transactions as permitted by the 1940 Act and enter into collateral arrangements relating thereto, and the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities).

5. A Fund may not underwrite securities of other issuers except to the extent the Fund may be considered to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

6. A Fund, with respect to 75% of its total assets, will not invest more than 5% of its total assets in the securities of any single issuer, or own more than 10% of the outstanding voting securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

For purposes of determining whether the limitation discussed in restriction number 1 above is met, a Fund considers each issuer to be a member of the industry designated by its Standard Industry Classification ("SIC") code and will apply the 25% limitation on a SIC by SIC basis.

Non-Fundamental Investment Restrictions. For each Fund the following restrictions are imposed by management of the Funds and may be changed by the Board without shareholder approval at any time.

1. A Fund may not invest in a company for the purpose of exercising control or management of the company.

2. A Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities, and provided that margin payments in connection with options will not constitute purchasing securities on margin.

3. A Fund may not invest more than 15% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in seven days at a price approximately equal to the price at which the Fund is valuing the security. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE TRUST

The Board is responsible for overseeing and monitoring the management of the Funds. The Board meets periodically throughout the year to oversee each Fund's operations, review contractual arrangements with companies that provide services to the Funds and review each Fund's performance. The Board elects the officers of the Trust to supervise actively its day-to-day operations.

The Trustees and officers of the Trust and their ages, addresses and principal occupations during the past five years are set forth below. Their titles may have varied during the five-year period.

                                                TERM OF                                     NUMBER OF
                                                OFFICE                                      PORTFOLIOS
                                                AND                                         IN FUND
                                 POSITION(S)    LENGTH OF                                   COMPLEX       OTHER
                                 HELD WITH      TIME        PRINCIPAL OCCUPATION(S)         OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUST          SERVED(1)   DURING PAST FIVE YEARS          TRUSTEE       HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
Michael Romanchak(2)             Chairman of    Since       Senior Executive Vice               Two       Director,
2471 E. Bayshore Road            the Board of   March 2000  President and Director,                       Kelmoore
Suite 501                        Trustees                   Kelmoore Investment Company,                  Investment
Palo Alto, CA  94303                                        Inc. from July 1995 to                        Company, Inc.
(53)                                                        present.

                                                TERM OF                                     NUMBER OF
                                                OFFICE                                      PORTFOLIOS
                                                AND                                         IN FUND
                                 POSITION(S)    LENGTH OF                                   COMPLEX       OTHER
                                 HELD WITH      TIME        PRINCIPAL OCCUPATION(S)         OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUST          SERVED(1)   DURING PAST FIVE YEARS          TRUSTEE       HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
----------------------
R. Michael Law                 Trustee          Since       Senior Vice President/Team          Two       Director,
2471 E. Bayshore Road                           March 2000  Manager, U.S. Bank, from                      Association for
Suite 501                                                   September 2001 to present;                    Corporate Growth,
Palo Alto, CA 94303                                         and Vice President, Comerica                  a non-profit
(43)                                                        Bank, from January 1987 to                    Business
                                                            September 2001.                               Association.
Robert T. Lanz                 Trustee          Since       Managing Director, The              Two       Director, Semotus
2471 E. Bayshore Road                           March 2000  Financial Valuation Group, a                  Solutions, a
Suite 501                                                   consulting firm, from                         public wireless
Palo Alto, CA 94303                                         December 2000 to present;                     infrastructure
(63)                                                        Partner, Ramp Partners, LLC,                  solutions company
                                                            a consulting firm, from                       and Director, UA
                                                            January 2002 to present;                      Inc., a
                                                            Partner, BDO Seidman, LLP, an                 non-public
                                                            accounting firm, from October                 notification
                                                            1998 to June 2000.                            services company.

EXECUTIVE OFFICERS
------------------
Shawn K. Young, CPA(2)         President and    Since       Chief Financial Officer,            N/A              N/A
2471 E. Bayshore Road          Treasurer        March 2000  Kelmoore Investment Company,
Suite 501                                                   Inc., from December 1999 to
Palo Alto, CA 94303                                         present.
(40)

Tamara Beth Wendoll            Secretary        Since       Senior Executive Vice               N/A              N/A
2471 E. Bayshore Road                           March 2000  President and Director of
Suite 501                                                   Marketing, Kelmoore
Palo Alto, CA 94303                                         Investment Company, Inc.,
(33)                                                        from March 1999 to present.
Catherine Wooledge             Chief Legal      Since       General Counsel, Kelmoore           N/A              N/A
2471 E. Bayshore Road          Officer          August      Investment Company, Inc.,
Suite 501                                       2004        from September 2004 to
Palo, Alto, CA 94303                                        present; prior thereto,
(62)                                                        counsel, Sutherland, Asbill &
                                                            Brennan LLP from May 1998 to
                                                            August, 2004.

Antoine Devine                 Chief            Since       Self-Employed Legal                 N/A              N/A
2471 E. Bayshore Road          Compliance       August      Consultant from July 2002 to
Suite 501                      Officer          2004        August 2004; Senior Counsel,
Palo, Alto, CA 94303                                        Foley and Lardner, a law
(47)                                                        firm; and Partner, Evers and
                                                            Hendrickson, a law
                                                            firm, from March
                                                            1998 to June 2000.

(1) Each Trustee holds office for life or until any mandatory retirement age adopted by the Board or until his/her successor is elected and qualified, the Trustee resigns, or the Trust terminates. The President,

Treasurer, Secretary and other officers each hold office until their successors have been elected and qualified or until their earlier resignation.

(2) Mr. Romanchak is considered an "interested" Trustee of the Trust because he is an officer and employee of the Advisor. Ms. Young resigned as an "interested" Trustee effective February 9, 2005 to ensure that the percentage of Disinterested Trustees was in compliance with the SEC's fund governance requirements.

COMMITTEES

The Board of Trustees has a Nominating Committee, comprised of Messrs. Law and Lanz. The Nominating Committee is responsible for the selection and nomination of disinterested Trustees. During the fiscal year ended December 31, 2004, there was one meeting of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders.

The Board of Trustees has an Audit Committee, comprised of Messrs. Law and Lanz. The Audit Committee makes recommendations to the Board regarding the selection of auditors and confers with the independent auditors regarding the scope and results of the audit. During the fiscal year ended December 31, 2004, there were three meetings of the Audit Committee.

The Board of Trustees has a Valuation Committee, comprised of an officer of the Advisor, an officer of the Trust and Mr. Law. The Valuation Committee is responsible for fair valuing any investment of the Trust for which market quotations or sale prices are not readily available. During the fiscal year ended December 31, 2004, there were no meetings of the Valuation Committee.

SECURITY AND OTHER INTERESTS

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2004. As of December 31, 2004, none of the Trustees or officers owned any shares of the Funds directly. Mr. Romanchak owned a variable annuity contract with assets invested in the amounts set forth in the table below.

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL REGISTERED INVESTMENT
                            DOLLAR RANGE OF EQUITY SECURITIES IN EACH      COMPANIES OVERSEEN BY TRUSTEE WITHIN THE
NAME OF TRUSTEE                         FUND OF THE TRUST                      FAMILY OF INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
----------------------
Michael Romanchak*             Kelmoore Strategy(R) Variable Fund -                  $50,001 - $100,000
                                        $10,001 - $50,000
                           Kelmoore Strategy(R) Variable Eagle Fund -
                                        $10,001 - $50,000
DISINTERESTED TRUSTEES
----------------------
R. Michael Law                              None                                             None

Robert T. Lanz                              None                                             None

*The insurance company is the legal owner of these shares held by Mr. Romanchak through his variable contract.

(1) Ms. Young resigned as a "interested" Trustee effective February 9, 2005.

The following table sets forth, for the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, the value of securities that the Trustee or their immediate family members owned beneficially or of record, as of December 31, 2004, in the Trust's Advisor/Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Advisor/Distributor.

                                    NAME OF OWNERS AND                     TITLE OF      VALUE OF       PERCENT OF
       NAME OF TRUSTEE           RELATIONSHIPS TO TRUSTEE     COMPANY       CLASS       SECURITIES         CLASS
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
----------------------
R. Michael Law                                                                             None

Robert T. Lanz                                                                             None



COMPENSATION. The table that follows sets forth the compensation paid to Trustees of the Trust for the fiscal year ended December 31, 2004. The Trust does not compensate the officers for the services they provide. Each Trustee of the Fund who is not an affiliated person of the Advisor/Distributor, as defined in the 1940 Act, receives an annual retainer of $5,000 per year (payable in equal installments at the end of each quarter) plus reimbursement for certain travel and other out-of-pocket expenses incurred with attending such meetings. The Trust does not have any retirement plan for the Trustees.

                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL    FROM TRUST AND FUND
      NAME OF PERSON          COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON        COMPLEX PAID TO
       AND POSITION                 TRUST             TRUST EXPENSES           RETIREMENT            TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
----------------------
Michael Romanchak                    None                  None                   None                  None

DISINTERESTED TRUSTEES(2)
-------------------------
R. Michael Law                      $5,000                 None                   None                 $5,000

Robert T. Lanz                      $5,000                 None                   None                 $5,000



*The total amount of compensation paid to the Trustees for their service on the Trust's Board and the Board of any other investment company in the fund complex.


(1) Ms. Young resigned as a Trustee effective February 9, 2005.

(2) A former Trustee, Jillian Mathur received $5,000 in compensation for her services as a Disinterested Trustee of the Trust for the year ended December 31, 2004. Ms. Mathur resigned as a Disinterested Trustee of the Trust as of December 2, 2004. Another former Trustee, Kathy Bamdad received $1,250 in compensation for her services as a Disinterested Trustee of the Trust for the year ended December 31, 2004. Ms. Bamdad resigned as a Disinterested Trustee of the Trust as of February 24, 2004.

As set forth below, substantially all of the shares of the Funds are owned by insurance companies issuing Variable Contracts that offer the Funds as underlying investment options. As of April 8, 2005, the Officers and Trustees of the Trust, as a group, held investments in less than 1% of the outstanding shares of the Funds. As of April 8, 2005, Kelmoore Investment Company owned less than 5% of the shares of the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund.

As of April 8, 2005, the following persons owned of record or beneficially 5% or more of the voting securities of a particular Fund. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders:

THE KELMOORE STRATEGY(R) VARIABLE FUND

SHAREHOLDERS                                                    PERCENTAGE OWNED


Fortis Benefits Insurance Co.                                         76.89%
Attn: Life and Annuity Dept.
P.O. Box 64284
Saint Paul, MN 55164

AGL Life Assurance Company                                            22.35%
Attn: Operations Dept.
610 W. Germantown Pike Ste. 460
Plymouth Meeting, PA 19462-1058

The Kelmoore Strategy(R) Variable Eagle Fund

Fortis Benefits Insurance Co.                                         76.97%
Attn: Life and Annuity Dept.
P.O. Box 64284
Saint Paul, MN 55164

AGL Life Assurance Company                                            11.79%
Attn: Operations Dept.
610 W. Germantown Pike Ste. 460
Plymouth Meeting, PA 19462-1058

AGL Life Assurance Company                                            10.23%
Attn: Operations Dept.
610 W. Germantown Pike Ste. 460
Plymouth Meeting, PA 19462-1058




Investment Advisor. The Trust has employed Kelmoore Investment Company, Inc. (the "Advisor") as its investment advisor pursuant to an investment advisory agreement (the "Advisory Agreement"). The Advisor, organized in 1992 and registered with the Securities and Exchange Commission ("SEC") as an investment advisor, has been managing the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund since November 27, 2000. The Advisor also has managed the Kelmoore Strategy(R) Fund since May 3, 1999, the Kelmoore Strategy(R) Eagle Fund since June 29, 2000, and the Kelmoore Strategy(R) Liberty Fund since December 26, 2000, each of which are series of another open-end mutual fund. As of April 8, 2005, the Advisor managed approximately $615 million of assets, consisting of brokerage and advisory accounts, including the assets of the Trust, and the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund. Through his ownership and voting control of more than 25% of the outstanding shares of the Advisor, Ralph M. Kelmon is considered to control the Advisor. Mr. Kelmon is the Chief Executive Officer and Chairman of the Board of the Advisor. Mr. Kelmon is the father of Matthew Kelmon, the primary portfolio manager for the Funds, and Shawn K. Young, President and Treasurer of the Trust.

The Advisor manages each Fund's investments consistent with its investment objectives, policies, and limitations. The Advisor also makes recommendations with respect to other aspects and affairs of the Funds. The Advisor also furnishes the Funds with certain administrative services, office space and equipment. For providing these services, the Advisor bears its own expenses. All other expenses incurred in the operation of the Funds are borne by the Funds. The Advisor also supervises the provision of services by third parties such as the Funds' transfer agent and custodian. Under the Advisory Agreement, the Advisor will not be liable for any error of judgment or mistake of fact or law or for any loss by the Funds in connection with the performance of the Advisory Agreement, except a loss from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Advisory Agreement.


For providing investment advisory and other services and assuming certain Fund expenses, each Fund is obligated to pay the Advisor a monthly fee at the annual rate of 1.00% of the value of the Fund's average daily net assets. The Advisor has contractually agreed to waive advisory fees and reimburse certain expenses of the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund until April 30, 2006, so that the total operating expenses of each Fund will not exceed 2.25%. Each waiver and reimbursement by the Advisor is subject to reimbursement by the applicable Fund within the following three years, to the extent such reimbursement by a Fund would not cause total operating expenses to exceed any current expense limitation. Additionally, the Advisor has agreed to reimburse all expenses incurred in connection with the organization of the Funds, subject to recoupment described above. For the fiscal year ended December 31, 2004, the Advisor earned and waived investment advisory fees of $71,016 and $29,756 for the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, respectively. For the fiscal year ended December 31, 2003, the Advisor earned and waived investment advisory fees of $78,166 and $26,681 for the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund, respectively. For the fiscal year ended December 31, 2002, the Advisor earned and waived investment advisory fees of $105,631 and $16,562 for the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, respectively.


The Advisory Agreement for Kelmoore Strategy(R) Variable Fund was initially approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund, on March 2, 2000. The Board approved the same Advisory Agreement for Kelmoore Strategy(R) Variable Eagle Fund on July 28, 2000. The Advisory Agreement was reapproved most recently by the Board on February 15, 2005. The Advisory Agreement, as it applies to each Fund, is for a term of one year and continues in effect from year to year thereafter if such continuance is approved annually by the Board or by a vote of a majority of the outstanding shares of the respective Fund, and, in either case, by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party to the Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without penalty by the Board, by vote of a majority of the outstanding shares of the respective Fund, or by the Advisor, upon sixty days' written notice. The Advisory Agreement terminates automatically if assigned.

In evaluating and reapproving the Advisory Agreement, the Board reviewed and considered materials furnished by the Advisor including information regarding the Advisor, its and the Trust's affiliates and personnel, operations and financial condition. The Board discussed with representatives of the Advisor the operations of the Funds and the capabilities of the Advisor to provide advisory and other services to the Funds. Among other information, the Board reviewed information regarding: the investment performance of the Funds compared with other funds using somewhat similar investment strategies (there being no funds with substantially similar strategies); the fee charged by the Advisor for investment advisory services, as well as collateral benefits, including brokerage commissions received by the Advisor in its capacity as a broker-dealer; the total operating expenses of the Funds; the investment performance, fees and total expenses of investment companies with somewhat similar objectives and strategies managed by other investment advisers; any future economies of scale projected to be realized by the Advisor and the Funds as asset levels increase; the experience of the investment advisory and other personnel providing services to the Funds, the historical quality of the services provided by the Advisor and its overall profitability; and the profitability to the Advisor of managing the Funds and the methodology in allocating expenses to the management of the Funds.

The Board specifically considered the following as relevant to their recommendations, but it did not identify any single factor as all-important or controlling, and the following summary does not detail all matters considered:
(1) the favorable history, reputation, qualification and background of the Advisor, as well as the qualifications of its personnel and financial condition;
(2) the reasonableness of the advisory fee and expense ratios of the Funds given the quality of services expected to be provided compared to the fee and expense ratios of somewhat similar investment companies (in particular, the Board discussed and viewed favorably the willingness of the Advisor to limit the total expense ratios of certain funds as set forth in this SAI); (3) the performance of the Funds since commencement of operations compared with other investment companies and unmanaged indices; (4) the operation of the Funds within their investment objectives and their track record of compliance with investment restrictions; (5) the high quality of managerial services provided by the Advisor in an increasingly regulated industry versus the managerial services of investment advisers with investment portfolios that are somewhat similar to the Funds; and (6) certain other factors that the Board also deemed relevant.

Pursuant to the Agreement and subject to the supervision of the Board of Trustees of the Trust, the Advisor shall: (1) provide a continuous investment program for each Fund; (2) determine from time to time which securities or other investments shall be purchased, sold or exchanged and what portions of each Fund shall be held in the various securities or other investments or cash; and (3) take such steps as are necessary to implement an overall investment plan for each Fund. The Advisor may delegate any or all of its responsibilities to one or more sub-advisers, subject to the approval of the Board. The day-to-day operations of the Funds are delegated by the Board to the Advisor's officers and service providers. All contractual arrangements with service providers must be approved by the Board and the Board determines that each material contract, including its terms and the quality of the services provided, are in the best interest of the Funds. The Board also evaluates the quality and cost of these services and the Board determines that quality services are being provided upon terms that are fair to shareholders.


Portfolio Manager - Other Accounts Managed by the Portfolio Manager.

-------------------------------------------------------------------------------------------------------------------------
                              Number of Other Accounts Managed and Total      Number of Accounts and Total Assets for
                              Assets by Account Type*                         Which Advisory Fee is Performance-Based*
-------------------------------------------------------------------------------------------------------------------------
Name of                       Registered      Other Pooled                      Registered     Other Pooled
                              Investment       Investment         Other         Investment      Investment      Other
Portfolio Manager             Companies         Vehicles         Accounts        Companies       Vehicles      Accounts
-------------------------------------------------------------------------------------------------------------------------
Kelmoore Strategy(R)
  Variable Fund
-------------------------------------------------------------------------------------------------------------------------
   Matthew Kelmon             1 with $570          N/A             N/A              0              N/A           N/A
                              million in
                              assets
-------------------------------------------------------------------------------------------------------------------------
Kelmoore Strategy(R)
  Variable Eagle Fund
-------------------------------------------------------------------------------------------------------------------------
   Matthew Kelmon             1 with $570          N/A             N/A              0              N/A           N/A
                              million in
                              assets
-------------------------------------------------------------------------------------------------------------------------

* This information is provided as of December 31, 2004.

Conflicts of Interest. Matthew Kelmon, the Advisor's Chief Investment Officer is the portfolio manager primarily responsible for managing both Funds and the three series of another registered investment company advised by Kelmoore. The Advisor has no other advisory accounts at this time. The side-by-side management of the Funds and the series of the other registered investment company is very unlikely to raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades because the Funds invest only in highly liquid equities that have a high daily trading volume on national exchanges. In addition, the Funds do not engage in certain trade practices such as cross trading between its Funds and the series of the other registered investment company; such cross trades would raise conflict of interest issues. The Advisor has developed policies and procedures that are intended to mitigate those conflicts in the event the Advisor were ever to engage in such a trade and has adopted a Code of Ethics that governs personal trading activities of all of the Advisor's employees. Under the Code of Ethics, brokerage and trading in Kelmoore-advised Fund shares by all personnel for their own accounts is subject to internal review and advisory personnel are subject to pre-approval by the chief compliance officer for Kelmoore Investment Company, Inc.

Portfolio Managers - Compensation. The Advisor's compensation package for its portfolio manager is comprised of a base salary and bonus. The bonus is based upon the overall profitability of the Advisor through its various products. In addition, the portfolio manager is a shareholder of the Advisor and benefits from the profits of the firm based on the individual ownership position.

The following table represents the dollar range of equity securities held by the portfolio manager in the Funds:

       Dollar Range of               Dollar Range of
      Equity Securities             Equity Securities
  in the Kelmoore Strategy(R)   in the Kelmoore Strategy(R)
        Variable Fund              Variable Eagle Fund
------------------------------ -----------------------------

        $    0                        $    0


In addition to the base salary and bonus compensation, the Advisor has a number of benefits and deferred compensation programs for all of its employees, including the portfolio manager. The portfolio manager has no benefits or deferred compensation that is tied to his performance as the Funds' portfolio manager.


Code of Ethics. To mitigate the possibility that the Funds will be adversely affected by personal trading of employees, the Trust and the Advisor/Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act ("Part I" of the Code). The Part I of the Code contains policies restricting trading in securities (including securities that may be purchased or held by the portfolio) in personal trading accounts of Trustees and others who normally come into possession of information on portfolio transactions. Part I requires all access persons to obtain prior clearance before engaging in personal securities transactions and contains other restrictions applicable to specified types of transactions. All employees must report their personal securities transactions within 10 days after the end of the calendar quarter. Pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust has adopted Part II of its Code, applicable to the Trust's principal executive and financial officers to promote honest and ethical conduct, including ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure; compliance with applicable laws and governmental rules and regulations; the prompt internal reporting to an appropriate person or persons identified in the Part II Code of violations of Part II of the Code; and, accountability for adherence to Part II of the Code. Any material violation of Part I or Part II of the Code is reported to the Board. The Board also reviews the administration of the Code on an annual basis.

Expenses. In addition to fees of the Advisor, each Fund is responsible for payment of the following, including, but not limited to: fees and expenses of disinterested Trustees (including independent counsel to the disinterested Trustees); fees and expenses for independent audits and auditors; legal fees; interest expenses; fees and commissions; taxes; insurance premiums; charges of administrators, custodians and transfer agents or other service providers; bookkeeping expenses; and costs of obtaining quotations for portfolio securities and the pricing of Fund shares.

Name. The word "Kelmoore" is used by the Trust with the Advisor's consent, and the Trust has a non-exclusive license to use the name "Kelmoore Strategy(R)" and the word "Kelmoore" in the name of any fund. If the Advisor ceases to be the investment advisor of the Funds, the Advisor may require the Trust and the Funds to delete the word "Kelmoore" from their names and cease to otherwise use the word "Kelmoore."

                                 OTHER SERVICES


Distributor. Kelmoore Investment Company, Inc., registered as a broker dealer with the Securities and Exchange Commission, which has its principal offices at 2471 East Bayshore Road, Suite 501, Palo Alto, CA 94303 (the "Distributor"), serves as the distributor (principal underwriter) of each Fund's shares, which are offered on a continuous basis.


The Distributor serves as the distributor of the Funds' shares pursuant to a Distribution Agreement with the Trust for the Funds. The Distribution Agreement is renewable annually provided its renewal is approved by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of parties to the Agreement and who have no direct or indirect financial interest in the Agreement or any related distribution plan. The Distribution Agreement may be terminated at any time, without the payment of a penalty, on sixty days' written notice by the Distributor, by the disinterested Trustees or by the vote of the holders of the lesser of: (a) 67% of the Trust's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Trust. The Distribution Agreement automatically terminates if it is assigned. The Distributor does not receive any fee or other compensation under the Distribution Agreement other than fees it may receive in accordance with the Distribution Plan described below.

Distribution Plan. The Trust has adopted a distribution plan dated July 28, 2000 in accordance with Rule 12b-1 under the 1940 Act (the "Plan") for each of the Funds. The initial sole shareholder of the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund approved the Plan on November 13, 2000. The Plan permits the Funds to pay the Distributor for remittance to a life insurance company or an affiliate thereof for various costs incurred or paid in connection with the distribution of shares of the Funds. The Trust may make quarterly payments to reimburse the life insurance company for eligible expenses incurred or paid in an amount not to exceed 0.25% of the average daily net assets of such Fund attributable to a life insurance company's variable contract owners during that quarterly period. Alternatively, the Distributor may retain such amounts paid to it under a Plan to reimburse it for costs incurred in connection with the distribution of shares of the Funds.

Expenses payable pursuant to the Plan include, but are not limited to the following costs: (1) of printing and mailing prospectuses and reports to prospective variable contract owners; (2) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials for the Funds intended for use by the life insurance company; (3) of holding seminars and sales meetings designed to promote sales of Fund shares; (4) of obtaining information and providing explanations to variable contract owners regarding the Funds' investment objectives and policies and other information about the Funds; (5) of training sales personnel regarding the Funds; (6) of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts; (7) of personal service and/or maintenance of variable contract owner accounts with respect to Fund shares attributable to such accounts; and (8) of financing any other activity that the Board determines is primarily intended to result in the sale of the Funds' shares.

The Distributor on a quarterly basis provides to the Board for their review a written report of the amounts expended and the purposes therefore under the Plan.

The Plan is subject to annual approval by the Board and is terminable at any time, without penalty, by a vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding shares of each of the Funds. The Plan was last approved by the Board on February 15, 2005. The Plan may not be amended to increase materially the amount that may be spent for distribution by a Fund without the approval of a majority of the outstanding voting securities of that Fund. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The Plan was adopted because of its anticipated benefit to the Funds. These anticipated benefits include increased promotion and distribution of the Funds' shares, an enhancement in the Funds' ability to maintain accounts and improve asset retention and increased stability of net assets for the Funds. For the fiscal year ended December 31, 2004, the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund accrued fees under the Plan of $17,754 and $7,439, respectively.



Administration, Accounting and Transfer Agency Services. The Funds have entered into an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement, each dated September 1, 2000, as amended June 17, 2003, with PFPC, 760 Moore Road, King of Prussia, PA 19406. PFPC is an indirect, wholly owned subsidiary of PNC Bank Corp. PFPC performs certain administrative and accounting services for the Funds and is responsible for certain clerical, recordkeeping and bookkeeping services. These services include determining the net asset value per share of the Funds and filing various reports with the appropriate regulatory agencies and preparing materials required by the SEC. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Trust's registration statement with the SEC, preparation of annual, semi-annual and other reports to shareholders and the preparation of board meeting materials. For the administrative and fund accounting services PFPC provides to the Funds, PFPC is paid an annual fee calculated daily and paid monthly. For the fiscal year ended December 31, 2004, the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Eagle Fund paid $111,613 and $68,662, respectively, to PFPC for its services as Transfer Agent, Administration and Accounting Agent. For the fiscal year ended December 31, 2003, the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund paid $113,881 and $69,661, respectively, to PFPC for its services as Transfer Agent, Administration and Accounting Agent. For the fiscal year ended December 31, 2003, PFPC did not waive any fees in accounting and administration fees for the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, respectively. For the fiscal year ended December 31, 2002, the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund paid $113,623 and $68,263, respectively, to PFPC for its services as Transfer Agent, Administration and Accounting Agent.

Custodian. Pursuant to a Custodian Services Agreement dated September 1, 2000 with the Trust, PFPC Trust Company, The Eastwick Center, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the Funds' assets.


Independent Registered Public Accounting Firm. The accounting firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, has been designated as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP performs annual audits of the Funds, is periodically called upon to provide accounting and tax advice and provides assistance and consultation in connection with the review of certain SEC filings.


Legal Counsel. Dechert LLP, 4675 MacArthur Court, Suite 1400, Newport Beach, CA 92660-8842, serves as legal counsel for the Trust and the disinterested Trustees.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Each Fund is an investment vehicle for the separate accounts of Variable Contracts offered by insurance companies and for qualified retirement plans. Individual Variable Contract holders are not the shareholders of the Funds. Rather, a participating insurance company and its separate accounts are the legal owners and record shareholders. The offering is made without a sales charge at each Fund's net asset value per share. Shares of the Funds are not offered to the general public. Each Fund reserves the right, in its sole discretion, to refuse purchase orders for any reason, including but not limited to disruptive frequent trading. The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus and in the separate prospectus relating to the Variable Contracts which accompanies the Prospectus.

The Funds' shares are purchased and redeemed at the net asset value per share. The net asset value per share of each Fund is calculated on each day, Monday through Friday, except days on which the New York Stock Exchange ("NYSE") is closed. The NYSE is currently scheduled to be closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Funds' net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time, by taking the value of all assets of the Fund, subtracting liabilities, dividing by the number of shares outstanding, and adjusting to the nearest cent.


The Funds' securities are valued based on market value or, where market quotations are not readily available, including when quoted prices are considered to be unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value, based on fair value as determined in good faith by the Advisor under procedures approved by the Board of Trustees. Since the Funds generally purchase highly liquid equity securities trading on major exchanges, it is unlikely that either Fund will be required to use the fair valuation procedures. Equity securities traded on any U.S. or foreign exchange are valued at the last sale or closing price on the exchange or system in which they are principally traded on the valuation date. Securities for which the primary market is the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If there is no sale on the valuation date, securities traded principally: (1) on a U.S. exchange are valued at the mean between the closing bid and asked prices; and (2) on a foreign exchange are valued at the most recent closing price. Equity securities that are traded in the over-the-counter market only, but are not included in the NASDAQ, are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Exchange traded options are valued at the last sale or closing price on the Chicago Board Options Exchange ("CBOE"). If there is no last sale or closing price available from the CBOE, options are valued at the mean between the last bid and asked price. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service if such prices are believed to accurately represent market value. Debt securities and money market instruments with a remaining maturity of less than sixty days are valued at amortized cost. Valuations may be obtained from independent pricing services approved by the Board.


When the Funds write a put or call option, it records the premium received as an asset and equivalent liability, and, thereafter, adjusts the liability to the market value of the option determined in accordance with the preceding paragraph.

                             DISTRIBUTIONS AND TAXES

Distributions. All net investment income, if any, and capital gains distributions paid by the Funds are automatically reinvested, at net asset value, in additional shares of the Fund. Each Fund currently intends to declare and make distributions of any investment income and gains on an annual basis. There is no fixed dividend rate, and there can be no assurance that the Funds will realize any net investment income or capital gains or make any distributions.

FEDERAL TAXES

THE FOLLOWING DISCUSSION OF THE FEDERAL TAX STATUS OF THE FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION. THIS DISCUSSION DOES NOT CONSTITUTE TAX ADVICE.

QUALIFICATIONS AS REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to so qualify each year. If each Fund (1) continues to qualify as a regulated investment company and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% Distribution Requirement"), which each Fund intends to do, then under the provisions of Subchapter M, each Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) it distributes (or treats as having been distributed) to shareholders. Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and any of its net capital gain for each taxable year so that it will not incur federal income tax on its earnings.

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock or securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the value of each Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. government securities, and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of such issuer), and (b) each Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary income for the year, (2) 98% of its capital gain net income for the 12 months ended October 31 of that calendar year, and (3) any ordinary income or net capital gain not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. The Funds should not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gain each calendar year, however, because the tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts. For purposes of this exemption, shares attributable to investments in each Fund made in connection with organizing the portfolio will not be taken into account, as long as such investments do not exceed $250,000.

SECTION 817(H) DIVERSIFICATION REQUIREMENTS

Each Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company such as a Fund provided that such regulated investment company satisfies the diversification requirements as well as certain other requirements of Section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements of Subchapter M and of the 1940 Act (as discussed above), and may affect the securities in which a Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions) of the Code, the Trust may be required, for example, to alter the investment objectives of one or both of the Funds.

The Section 817(h) requirements impose certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. These limitations apply to each Fund's assets that may be invested in securities of a single issuer. The regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

     o no more than 55% of a Fund's total assets may be represented by any one investment
     o no more than 70% of a Fund's total assets may be represented by any two investments
     o no more than 80% of a Fund's total assets may be represented by any three investments
     o no more than 90% of a Fund's total assets may be represented by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, or all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, government-sponsored enterprises, and political subdivisions are considered securities issued by the same issuer.

COMPLIANCE WITH APPLICABLE REQUIREMENTS

If, for any taxable year, a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if, for any taxable year, a Fund fails to qualify as a regulated investment company, owners of Variable Contracts who have allocated premiums or cash value to an account or subaccount supported by the Fund will be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Fund fails to comply with the diversification (or other) requirements of Section 817(h) of the Code and the regulations thereunder, the owners of Variable Contracts and variable annuity contracts who have allocated premiums or cash value to an account or subaccount supported by such Fund will be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Trust's Advisor and administrator, and the Trust intends that each Fund comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a lower total return for a Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Trust might otherwise select.

TAX IMPLICATIONS OF OPTIONS

A Fund's transactions in options are subject to special provisions of the Code that among other things, may affect the character of gains and losses realized by the Fund. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund will realize a gain (or a loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received) and the liability related to the option will be extinguished. Any such gain or loss generally will be a short-term capital gain or loss for federal income tax purposes. If a call option that the Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchases upon exercise of the option. If the Fund exercises a put option purchased by it, and the underlying security is sold, the proceeds from such sale will be reduced by the amount of the premium paid to acquire such put option, and the Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security). If a put option purchased by the Fund is not exercised and expires, or if the Fund effects a closing sale transaction, the Fund will realize a capital loss (or a capital gain in the case of a closing purchase transaction where the proceeds exceed the original premium paid), which capital loss (or gain) will be long-term or short-term, depending on the holding period of the put option.

The Fund's transactions in options may be subject to other special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.

INVESTOR TAXATION

Under current law, owners of Variable Contracts and employee benefit plan participants who allocated premiums or cash value to a subaccount supported by a Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until amounts are withdrawn from the contract or plan. FOR

INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO THE OWNERS OF VARIABLE CONTRACTS, SEE THE PROSPECTUS FOR SUCH CONTRACTS. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PLAN PARTICIPANTS, SEE THE SUMMARY PLAN DESCRIPTION OR CONTACT YOUR PLAN ADMINISTRATOR.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Funds place substantially all their securities transactions, including transactions involving options, through Kelmoore Investment Company, Inc., a registered broker-dealer ("Kelmoore", also the Advisor), in accordance with procedures set forth in Rule 17e-1 under the 1940 Act. The Board of Trustees approved this policy because of the Advisor's options trading and risk management skills. These procedures, which have been adopted by the Board of Trustees, including a majority of the disinterested Trustees, are reasonably designed to provide that any commissions, fees or other compensation paid to Kelmoore (or any affiliate) are fair and reasonable when compared to commissions, fees and other compensation received from other firms who engage in comparable transactions at similar times. The Funds will not deal with Kelmoore (or any affiliate) in any transaction in which the Advisor (or any affiliate) acts as principal, except in accordance with rules promulgated by the SEC.

The Advisor uses non-affiliated brokers, dealers or members of a securities exchange to clear portfolio transactions on behalf of the Funds and such firms receive commissions for executing the Funds' securities transactions. In effecting the purchase or sale of portfolio securities through non-affiliated brokers, dealers, or members of an exchange, the Trust's policy is for the Advisor to seek execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if the rate is reasonable in relation to brokerage and research services provided to the Trust or the Advisor by such unaffiliated member, broker or dealer. Such services may include, but are not limited to, information as to the availability and liquidity of options transactions and to securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Advisor may use brokerage and research services provided to it by brokers and dealers providing services to all of its clients.

The Advisor currently manages the series of The Kelmoore Strategy(R) Variable Trust and, as broker, manages certain private accounts that, in each case, may employ investment strategies similar to those used by the Funds. At times, investment decisions may be made to purchase or sell the same security for the Funds and one or more of the other clients advised by the Advisor or managed by Kelmoore.

   -----------------------------------------------------------------------------
                                                    Brokerage Commissions
   -----------------------------------------------------------------------------
                                                2004        2003        2002
   -----------------------------------------------------------------------------
   Kelmoore Strategy(R) Variable Fund          $67,059     $172,445   $253,522
   -----------------------------------------------------------------------------
   Kelmoore Strategy(R) Variable Eagle Fund    $35,477      $69,778    $45,581
   -----------------------------------------------------------------------------

For the Funds' fiscal years ended December 31, 2004, 2003 and 2002, Kelmoore paid $15,498, $51,841 and $75,832, respectively, in brokerage commissions to non-affiliated brokers for clearing services, on behalf of the Funds.

                          SHARES OF BENEFICIAL INTEREST

Each Fund of the Trust is treated as a diversified, open-end investment management company. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Board has authorized two series, each with one class of shares issued currently. The Board has authority, without necessity of a shareholder vote, to create any number of new series or classes of shares at any time in the future. The establishment and offering of additional series will not alter the rights of the Trust's shareholders.

Each shareholder receives one vote for each share of the Funds owned, and each fractional share is entitled to a proportionate fractional vote. Each issued and outstanding share of a Fund is entitled to participate equally in any dividends and distributions declared and in the net assets of the Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. Under Delaware law, shareholders will be liable for the obligations of the Fund only to the extent of their investment in the Fund.

When issued for the consideration described in the Prospectus, shares are legally issued, fully paid and non-assessable. Shares do not have preemptive rights or subscription rights. Each Fund's shares have equal voting rights. In any liquidation of a Fund, each shareholder is entitled to receive its pro rata share of the net assets of the Fund. The interests of shareholders in the Fund will not be evidenced by a certificate or certificates representing shares of the Fund.

Unless otherwise required by the 1940 Act, the Trust is not required and does not intend to hold regular annual shareholder meetings. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Trust Instrument provides that the holders of net less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Board of Trustees has agreed to call a meeting for the purpose of considering the removal of persons serving as a Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Board of Trustees shall assist shareholders who seek to remove any person serving as Trustee.

Special shareholder meetings may be required for proposals requiring shareholder approval as may be required by the 1940 Act, the Trust Instrument or By-Laws of the Trust.

The insurance companies are currently each Fund's shareholders of record, and, depending on the percentage of holdings in a Fund, and pursuant to the 1940 Act, such shareholders may be deemed to be in control of the Fund. When a shareholder's meeting occurs, each insurance company solicits and accepts voting instructions from its Variable Contract owners who have allocated or directed monies to an investment in the Fund as of the record date of the meeting. Each shareholder then votes the Fund's shares that are attributable to its interests in the Fund in which it is entitled to vote, in proportion to the voting instructions received. The insurance company, in turn, accumulates the votes of its Contract owners and passes the aggregate vote onto the Trust.

Each Fund is available through separate accounts relating to both variable annuity and variable life insurance contracts, and also directly to qualified plans. The Funds do not currently foresee any disadvantages to Variable Contract owners or plan participants arising from offering their shares to variable annuity and variable life insurance policy separate accounts and plans, and the Board of Trustees continuously monitors events for the existence of any material irreconcilable conflict between or among Variable Contract owners and plans. Material conflicts could result from, for example, (1) changes in state insurance laws; (2) changes in federal income tax laws; or (3) differences in voting instructions between those given by variable life owners and variable annuity owners. If a material irreconcilable conflict arises, as determined by the Board, one or more separate accounts or plans may withdraw their investment in the Fund. This could possibly require the Fund to sell portfolio securities at disadvantageous prices. Each insurance company or plan will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts and plans if such action becomes necessary. However, ongoing expenses that are ultimately borne by Variable Contract owners and plan participants will likely increase due to the loss of economies of scale benefits that can be provided to separate accounts with substantial assets.

                              FINANCIAL STATEMENTS


Reports to Shareholders. Shareholders and Variable Contract owners will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by an independent registered public accounting firm. The audited financial statements and notes thereto for the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund contained in the Annual Report to Shareholders dated December 31, 2004, are incorporated by reference into this Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein.

                APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES
                -------------------------------------------------

The Trust is the legal owner of each Fund's portfolio securities. Accordingly, the Trust's Board, acting on behalf of the Trust and each of its series, has the legal right and the fiduciary obligation to vote proxies relating to the Funds' portfolio securities in a manner consistent with the best interests of the Funds and their shareholders. Accordingly, the Board has adopted Proxy Voting Policies and Procedures with respect to the voting of proxies relating to portfolio securities held by the Funds.

The policy of the Trust is to delegate the responsibility for voting proxies relating to the portfolio securities held by the Funds to Institutional Shareholder Services, Inc. ("ISS"), subject to the Board's continuing oversight. ISS will vote such proxies in accordance with the Proxy Voting Procedures that are available on the Trust's website at www.kelmoore.com, which have been adopted by the Board. The delegation by the Board to ISS of the authority to vote proxies relating to portfolio securities held by the Funds may be revoked by the Board, in whole or in part, at any time by written notice to ISS.

Kelmoore is required to file Form N-PX, with the Funds' complete proxy voting record for 12 months ended June 30th, no later than August 31st of each year. Form N-PX for each Fund is available without charge, upon request, by calling toll-free at (877) KELMOORE, or (877) 535-6667 and on the SEC's website at www.sec.gov.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.   OPERATIONAL ITEMS

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:
     o An auditor has a financial interest in or association with the company, and is therefore not independent

     o    Fees for non-audit services are excessive, or
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse
     o    Implement or renew a dead-hand or modified dead-hand poison pill
     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
     o Failed to act on takeover offers where the majority of the shareholders tendered their shares
     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
     o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     o    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
     o    Majority of independent directors on board
     o    All-independent key committees
     o    Committee chairpersons nominated by the independent directors
     o    CEO performance reviewed annually by a committee of outside directors
     o    Established governance guidelines
     o    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
     o Long-term financial performance of the target company relative to its industry; management's track record
     o    Background to the proxy contest
     o    Qualifications of director nominees (both slates)
     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.   ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.   MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
     o    Purchase price
     o    Fairness opinion
     o    Financial and strategic benefits
     o    How the deal was negotiated
     o    Conflicts of interest
     o    Other alternatives for the business
     o    Noncompletion risk.

ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Impact on the balance sheet/working capital
     o    Potential elimination of diseconomies
     o    Anticipated financial and operating benefits
     o    Anticipated use of funds
     o    Value received for the asset
     o    Fairness opinion
     o    How the deal was negotiated
     o    Conflicts of interest.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
     o    Dilution to existing shareholders' position
     o    Terms of the offer
     o    Financial issues
     o    Management's efforts to pursue other alternatives
     o    Control issues
     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
     o    The reasons for the change
     o    Any financial or tax benefits
     o    Regulatory benefits
     o    Increases in capital structure
     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
     o    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
     o Prospects of the combined company, anticipated financial and operating benefits
     o    Offer price
     o    Fairness opinion
     o    How the deal was negotiated
     o    Changes in corporate governance
     o    Change in the capital structure
     o    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
     o    Tax and regulatory advantages
     o    Planned use of the sale proceeds
     o    Valuation of spinoff
     o    Fairness opinion
     o    Benefits to the parent company
     o    Conflicts of interest
     o    Managerial incentives
     o    Corporate governance changes
     o    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.   STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS
Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.   CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     o It is intended for financing purposes with minimal or no dilution to current shareholders
     o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
     o    Cash compensation, and
     o    Categorization of the company as emerging, growth, or mature.
These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH
Votes FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes FOR plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
     o    Historic trading patterns
     o    Rationale for the repricing
     o    Value-for-value exchange
     o    Option vesting
     o    Term of the option

     o    Exercise price
     o    Participation.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
     o    Purchase price is at least 85 percent of fair market value
     o    Offering period is 27 months or less, and
     o    Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the following apply:
     o    Purchase price is less than 85 percent of fair market value, or
     o    Offering period is greater than 27 months, or
     o    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:
     o    Whether the proposal mandates that ALL awards be performance-based
     o Whether the proposal extends beyond executive awards to those of lower-ranking employees
     o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
     o The parachute should be less attractive than an ongoing employment opportunity with the firm
     o    The triggering mechanism should be beyond the control of management
     o The amount should not exceed three times base salary plus guaranteed benefits

9.   SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
     o The availability and feasibility of alternatives to animal testing to ensure product safety, and
     o    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
     o The company has already published a set of animal welfare standards and monitors compliance
     o The company's standards are comparable to or better than those of peer firms, and
     o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     o    Whether the proposal focuses on a specific drug and region
     o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
     o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
     o    Whether the company already limits price increases of its products
     o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
     o    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS
Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
     o    The costs and feasibility of labeling and/or phasing out
     o The nature of the company's business and the proportion of it affected by the proposal
     o The proportion of company sales in markets requiring labeling or GMO-free products
     o    The extent that peer companies label or have eliminated GMOs
     o Competitive benefits, such as expected increases in consumer demand for the company's products
     o The risks of misleading consumers without federally mandated, standardized labeling
     o    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
     o    The extent that peer companies have eliminated GMOs
     o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
     o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
     o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
     o Whether the company has adequately disclosed the financial risks of its subprime business
     o Whether the company has been subject to violations of lending laws or serious lending controversies

     o    Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
     o    Whether the company complies with all local ordinances and regulations
     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
     o    The risk of any health-related liabilities.

Advertising to youth:
     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
     o Whether the company has gone as far as peers in restricting advertising
     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
     o    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:
     o    The percentage of the company's business affected
     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:
     o    The percentage of the company's business affected
     o    The feasibility of a spinoff
     o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
     o    Whether there are publicly available environmental impact reports;
     o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
     o    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
     o Environmentally conscious practices of peer companies, including endorsement of CERES
     o    Costs of membership and implementation.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
     o    The company's level of disclosure lags that of its competitors, or
     o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
     o    The nature of the company's business and the percentage affected
     o    The extent that peer companies are recycling
     o    The timetable prescribed by the proposal
     o    The costs and methods of implementation
     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
     o    The nature of the company's business and the percentage affected
     o The extent that peer companies are switching from fossil fuels to cleaner sources
     o    The timetable and specific action prescribed by the proposal
     o    The costs of implementation
     o    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
     o    The relevance of the issue to be linked to pay
     o The degree that social performance is already included in the company's pay structure and disclosed

     o The degree that social performance is used by peer companies in setting pay
     o Violations or complaints filed against the company relating to the particular social performance measure
     o Artificial limits sought by the proposal, such as freezing or capping executive pay
     o    Independence of the compensation committee
     o    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
     o The company is in compliance with laws governing corporate political activities, and
     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:
     o There are serious controversies surrounding the company's China operations, and
     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
     o    The nature and amount of company business in that country
     o    The company's workplace code of conduct
     o    Proprietary and confidential information involved
     o    Company compliance with U.S. regulations on investing in the country
     o    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
     o    Agreements with foreign suppliers to meet certain workplace standards
     o    Whether company and vendor facilities are monitored and how
     o    Company participation in fair labor organizations
     o    Type of business
     o    Proportion of business conducted overseas
     o    Countries of operation with known human rights abuses
     o Whether the company has been recently involved in significant labor and human rights controversies or violations
     o    Peer company standards and practices
     o    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
     o The company does not operate in countries with significant human rights violations
     o    The company has no recent human rights controversies or violations, or
     o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
     o    Company compliance with or violations of the Fair Employment Act of
          1989
     o Company antidiscrimination policies that already exceed the legal requirements
     o    The cost and feasibility of adopting all nine principles
     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
     o    The potential for charges of reverse discrimination
     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
     o    The level of the company's investment in Northern Ireland
     o    The number of company employees in Northern Ireland
     o    The degree that industry peers have adopted the MacBride Principles
     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
     o    Whether the company has in the past manufactured landmine components
     o    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
     o    What weapons classifications the proponent views as cluster bombs
     o Whether the company currently or in the past has manufactured cluster bombs or their components
     o    The percentage of revenue derived from cluster bomb manufacture
     o    Whether the company's peers have renounced future production

NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
     o    The information is already publicly available or
     o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
     o The board composition is reasonably inclusive in relation to companies of similar size and business or
     o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
     o    The degree of board diversity
     o    Comparison with peer companies
     o    Established process for improving board diversity
     o    Existence of independent nominating committee
     o    Use of outside search firm
     o    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
     o    The company has well-documented equal opportunity programs
     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
     o    The composition of senior management and the board is fairly inclusive
     o The company has well-documented programs addressing diversity initiatives and leadership development
     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
     o Whether the company's EEO policy is already in compliance with federal, state and local laws
     o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
     o    The industry norm for including sexual orientation in EEO statements
     o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.  MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote to elect directors on a case-by-case basis, considering the following factors:
     o    Board structure
     o    Director independence and qualifications
     o    Attendance at board and committee meetings.

Votes should be withheld from directors who:
     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
     o Ignore a shareholder proposal that is approved by a majority of shares outstanding
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
     o Are interested directors and sit on the audit or nominating committee, or
     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a case-by-case basis, considering the following factors:
     o    Past performance as a closed-end fund
     o    Market in which the fund invests
     o    Measures taken by the board to address the discount
     o    Past shareholder activism, board activity
     o    Votes on related proposals.

PROXY CONTESTS
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Past performance relative to its peers
     o    Market in which fund invests
     o    Measures taken by the board to address the issues
     o Past shareholder activism, board activity, and votes on related proposals
     o    Strategy of the incumbents versus the dissidents
     o    Independence of directors
     o    Experience and skills of director candidates
     o    Governance profile of the company
     o    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Proposed and current fee schedules
     o    Fund category/investment objective
     o    Performance benchmarks
     o    Share price performance compared to peers
     o    Resulting fees relative to peers
     o    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Stated specific financing purpose
     o    Possible dilution for common shares
     o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Potential competitiveness
     o    Regulatory developments
     o    Current and potential returns
     o    Current and potential risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
     o    The fund's target investments
     o    The reasons given by the fund for the change

     o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Political/economic changes in the target market
     o    Consolidation in the target market
     o    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Potential competitiveness
     o    Current and potential returns
     o    Risk of concentration
     o    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
     o    Strategies employed to salvage the company
     o    The fund's past performance
     o    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    The degree of change implied by the proposal
     o    The efficiencies that could result
     o    The state of incorporation
     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:
     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
     o Removal of shareholder approval requirement for amendments to the new declaration of trust
     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
     o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
     o    Regulations of both states
     o    Required fundamental policies of both states
     o    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote these proposals on a case-by-case basis, considering the following factors:
     o    Fees charged to comparably sized funds with similar objectives
     o    The proposed distributor's reputation and past performance
     o    The competitiveness of the fund in the industry
     o    Terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
     o    Resulting fee structure
     o    Performance of both funds
     o    Continuity of management personnel
     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:
     o    Performance of the fund's NAV
     o    The fund's history of shareholder relations
     o    The performance of other funds under the advisor's management.

                     THE KELMOORE STRATEGY(R)VARIABLE TRUST
                           PART C - OTHER INFORMATION


Item 23. EXHIBITS:

(a) Trust Instrument is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on October 13, 1999.

(b) By-Laws are incorporated by reference to Registrant's Registration Statement on Form N-1A filed on October 13, 1999.

(c)      Not Applicable.

(d) Investment Advisory Agreement between Registrant and Kelmoore Investment Company, Inc., as amended, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on August 3, 2000.

(e) Distribution Agreement between Registrant and Kelmoore Investment Company, Inc. is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on August 3, 2000.

(f)      Not Applicable.

(g)(1) Custodian Services Agreement between Registrant and PFPC Trust Company is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on April 27, 2001.

(g)(2) Amendment to Custodian Services Agreement is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on April 29, 2004.

(h)(1) Transfer Agency Services Agreement between Registrant and PFPC Inc., is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on April 27, 2001.

(h)(2)   Distribution and Services Agreement is filed herewith.

(h)(3) Administration and Accounting Services Agreement between Registrant and PFPC Inc., is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on April 27, 2001.

(h)(4) Participation Agreement between Registrant, Fortis Benefits Insurance Company, Fortis Investors, Inc., and Kelmoore Investment Company, Inc., is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on April 27, 2001.

(h)(5) Participation Agreement between Registrant, AGL Life Assurance Company and Kelmoore Investment Company, Inc. is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on April 30, 2002.


(h)(6) Amendment to Administration and Accounting Services Agreement is filed herewith.

(i)      Opinion and Consent of Counsel is filed herewith.

(j) Consent of Independent Registered Public Accounting Firm is filed herewith.


(k)      Not Applicable.

(l)      Not Applicable.


(m)      Distribution Plan Pursuant to Rule 12b-1 is filed herewith.


(n)      Not Applicable.

(p) Code of Ethics of the Trust, the advisor and the principal underwriter is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on April 29, 2004.

OTHER EXHIBITS:

Power of Attorney dated March 20, 2004, on behalf of Michael Romanchak, R. Michael Law, Robert T. Lanz, Shawn K. Young and Tamara Beth Wendoll is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on April 29, 2004.

Item 24. Persons Controlled by or under Common Control with Registrant.

         Not Applicable.

Item 25. Indemnification.

         Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Trust Instrument and By-Laws which are incorporated herein by reference and to the Participation agreement filed herewith. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Trust Instrument, its By-Laws or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Advisor.

         Kelmoore Investment Company, Inc. ("KIC") serves as investment advisor to The Kelmoore Strategy(R) Variable Trust and the Kelmoore Strategic Trust. KIC's business is that of a California corporation registered as an investment adviser under the Investment Advisers Act of 1940.

         To the knowledge of the Registrant, none of the directors or executive officers of KIC, except those set forth below, is or has been at anytime during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature with respect to publicly traded companies for their own account or in the capacity of director, officer, employees, partner or trustee.

                                                                          PRINCIPAL BUSINESS(ES) DURING THE LAST
NAME                               POSITIONS AND OFFICES WITH KIC         TWO FISCAL YEARS
David M. Bowen                     Director                                                   --
Richard G. Hajjar                  Director                                                   --
Russell Fujioka                    Director                                                   --
Matthew Kelmon                     Director and Senior Executive Vice     Trustee, President and Chief Executive
                                   President of Trading                   Officer, Kelmoore Strategic Trust
Ralph M. Kelmon                    Chairman of the Board and Chief                            --
                                   Executive Officer

                                                                          PRINCIPAL BUSINESS(ES) DURING THE LAST
NAME                               POSITIONS AND OFFICES WITH KIC         TWO FISCAL YEARS
A. Duncan King                     Director                                                   --
David R. Moore                     Director                                                   --
Norman H. Moore, Jr.               Executive Vice President and                               --
                                   Compliance Officer
Scott Rodde                        Director                                                   --
Michael Romanchak                  Director and Senior Executive Vice                         --
                                   President of Insurance Products
Lisa A. Vanderweil                 Director                                                   --
Tamara Beth Wendoll                Director and Senior Executive Vice     Secretary and Treasurer, Kelmoore
                                   President of Operations and Marketing  Strategic Trust
Shawn K. Young                     Director, Treasurer and Chief                              --
                                   Financial Officer

Item 27. Principal Underwriters.

         (a) KIC also serves as the principal underwriter of the Registrant and of the shares of the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund, each series of an open-end investment management company, Kelmoore Strategic Trust. KIC also currently acts as the principal underwriter for Kelmoore Covered Writing Fund, K2 LP, a California Limited Partnership.

         (b) The following table sets forth information concerning each director and officer of KIC.

Name and Principal        Positions and Offices               Positions and Offices
Business Address          with Kelmoore                       with Registrant
----------------          -------------                       ---------------
Ralph M. Kelmon           Chairman of the Board and Chief     None
                          Executive Officer
Richard G. Hajjar         Director                            None
Russell Fujioka           Director                            None
Michael Romanchak         Director and Senior Executive       Chairman of the Board of Trustees
                          Vice President of Insurance
                          Products
David R. Moore            Director                            None
Lisa A. Vanderweil        Director                            None
A. Duncan King            Director                            None
David M. Bowen            Director                            None
Norman H. Moore, Jr.      Executive Vice President and        Compliance Officer
                          Compliance Officer
Matthew Kelmon            Director and Senior Executive       None
                          Vice President of Trading

Name and Principal        Positions and Offices               Positions and Offices
Business Address          with Kelmoore                       with Registrant
----------------          -------------                       ---------------
Scott Rodde               Director                            None
Tamara Beth Wendoll       Director and Senior Executive       Secretary
                          Vice President of Operations and
                          Marketing
Shawn K. Young            Director, Treasurer and Chief       President and Treasurer
                          Financial Officer

* All addresses are 2471 East Bayshore Road, Suite 501, Palo Alto, CA 94303 unless otherwise indicated.

         (c) Not applicable.

Item 28. Location of Accounts and Records.

         The accounts, books, or other documents required to be maintained by Registrant under Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of:

         (1)      Kelmoore Investment Company, Inc.
                  2471 E. Bayshore Road
                  Suite 501
                  Palo Alto, CA  94303
                  (records relating to function as investment advisor and distributor to the Funds)

         (2)      PFPC Inc.
                  760 Moore Road
                  King of Prussia, PA  19406
                  (records relating to function as transfer agent and administrator)

         (3)      PFPC Trust Company
                  The Eastwick Center
                  8800 Tinicum Boulevard
                  Philadelphia, PA  19153
                  (records relating to function as custodian)

Item 29. Management Services. Not Applicable.

Item 30. Undertakings. Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 6 to its Registration Statement under the Securities Act of 1933 and Amendment No. 7 to its Registration Statement under the Investment Company Act of 1940 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto and the State of California on this 29th day of April, 2005.



                           THE KELMOORE STRATEGY(R) VARIABLE TRUST
                           (Registrant)


                           /s/ Shawn K. Young, CPA
                           -----------------------
                           By: Shawn K. Young, CPA, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of The Kelmoore Strategy(R) Variable Trust has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                       TITLE                         DATE


/s/ Michael Romanchak
---------------------
Michael Romanchak               Chairman of the Board         April 29, 2005

/s/ Shawn K. Young, CPA
-----------------------
Shawn K. Young                  President and Treasurer       April 29, 2005

R. Michael Law*
---------------
R. Michael Law                  Trustee                       April 29, 2005

Robert T. Lanz*
---------------
Robert T. Lanz                  Trustee                       April 29, 2005


*By: /s/ Shawn K. Young
     ------------------
Shawn K. Young
Attorney-In-Fact

                     THE KELMOORE STRATEGY(R) VARIABLE TRUST

                            EXHIBIT INDEX TO PART "C"

                                       OF

                             REGISTRATION STATEMENT



ITEM NO.   DESCRIPTION


23(h)(2)   Distribution and Services Agreement is filed herewith.

23(h)(6) Amendment to Administration and Accounting Services Agreement is filed herewith.

23(i)      Opinion and Consent of Counsel is filed herewith.

23(j) Consent of Independent Registered Public Accounting Firm is filed herewith.

23(m)      Distribution Plan Pursuant to Rule 12b-1 is filed herewith.